ANNUAL REPORTS                                                 NOVEMBER 30, 1999

                                  THE SG COWEN
                                FAMILY OF FUNDS

                      SG COWEN INCOME + GROWTH FUND, INC.
                           SG COWEN OPPORTUNITY FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                         SG COWEN LARGE CAP VALUE FUND

         [LOGO]                                    [LOGO]

                                    CONTENTS

Chairman's Letter ..........................................    1

SG Cowen Income + Growth Fund, Inc. ........................    2

SG Cowen Opportunity Fund ..................................    5

SG Cowen Intermediate Fixed Income Fund and
SG Cowen Government Securities Fund ........................    8

SG Cowen Large Cap Value Fund ..............................   12

Statements of Investments ..................................   15

Statements of Assets and Liabilities .......................   28

Statements of Operations ...................................   30

Statements of Changes in Net Assets ........................   32

Notes to Financial Statements ..............................   37

Independent Auditors' Report ...............................   58

CHAIRMAN'S LETTER

                                                                January 11, 2000

TO OUR SHAREHOLDERS:

  Ten years ago, the U.S. economy was in a recession while the nation braced for a conflict in the Persian Gulf. Today, the nation is at peace, the economy is booming and American business is a model of productivity. During the decade of the 1990s, the stock market produced very strong returns, and the SG Cowen Family of Funds has participated in that prosperity.

  In 1999, the stock market had another excellent year, although investors were focused narrowly on high-growth areas such as technology and telecommunications. While the SG Cowen Family of Funds benefited from this trend to some extent, our equity strategy focuses on value and growth at reasonable valuations, and we have chosen to stick to this discipline. Over time, our investment strategy has been rewarding and we believe that it will continue to be successful into the new millennium.

  We are pleased to report that SG Cowen Opportunity Fund outperformed its benchmark during the fiscal year having prospered from investing in energy, health care and technology.

  Although the 1990s were generally a bull market for bonds, there were two years, 1994 and 1999, when returns were slightly negative. During 1999, the Federal Reserve Board raised short-term interest rates three times, while long-term bond yields increased more than a full percentage point, thus creating an imposing environment for fixed-income securities. However, we believe that at their current yields, bonds are very attractive.

  On the following pages, the portfolio managers' commentary analyzes fund performance and provides an outlook for 2000. Thank you for your continued confidence and support.

                                                                Sincerely,

                                                       /s/ Joseph M. Cohen

                                                           Joseph M. Cohen
                                                                  Chairman

                         SG COWEN INCOME + GROWTH FUND
                   VALUE REMAINS ATTRACTIVE, BUT OUT OF FAVOR

For the fourth straight year, growth and technology continued to lead the stock market. Although value stocks staged a brief rally during the spring of 1999, it was short lived. Instead, the stock market became increasingly narrow as the year progressed, leaving scores of strong companies selling at extremely attractive valuations.

                                  PERFORMANCE

For the fiscal year ended November 30, 1999, the total cumulative return for the SG Cowen Income + Growth Class A shares was -1.12%. In comparison, the Lipper Equity-Income Index return was 5.55% for the same period, while the Standard & Poor's 500 Index was up 20.89%. The Fund's Class B and Class I shares returned -1.89% and -0.92%, respectively, for the fiscal period.

  During 1999, the ten largest companies in the S&P 500 Index contributed about half of the S&P 500 Index's advance. Eight of the top ten were in some way related to technology or the Internet. The continued money flow into technology has often come at the expense of value funds and the broader market. Indeed, the Russell 1000 Growth Index rose about 32% during the period while the Russell Value Index was up only about 11%.

  Mindful of the market's current preferences, we continue to find attractively priced deep value stocks that pay dividends; that sell at low multiples of price-to-earnings, price-to-cash flow and price-to-value; and whose business fundamentals are strong. On the other hand, we believe that many large-cap technology stocks--despite representing many excellent and innovative companies--are selling at unreasonably high valuations. Even just a modest correction in technology would benefit many other sectors of the stock market.

  Currently, the portfolio's four largest sectors are consumer nondurables such as pharmaceuticals and health care, energy, financial services including banks and real estate investment trusts, and utilities.

  The best performing sector of the four has been energy, particularly the exploration and production area. As energy shares rallied, we began to reduce exposure to the sector. However, energy remains a significant presence in the portfolio. Shares of Anadarko Petroleum, Apache Corp., Schlumberger, and Texaco moved up sharply as energy prices soared. Union Pacific Resources and Western Gas, two companies with exposure to natural gas prices, have been weak due to the unusually warm temperatures this past fall, but that can change as easily as the weather.

  In banking, the portfolio had some notable successes, including JP Morgan, a money center bank benefiting from the improving global economy, and First Security Corp of Salt Lake City, which was acquired by Zion Bancorp at a substantial price premium. Generally speaking, however, the bank sector--particularly regional banks that don't benefit from the upturn in the global markets--performed poorly in 1999, partly due to the rising interest rate environment and some high-profile profit shortfalls. Nevertheless, we believe that legislation ending Glass-Steagall, the Depression-era law that limited mergers among banks, brokerages and insurance companies, will lead to a new wave of consolidation. In anticipation of this new merger activity, we have created a package of highly attractive regional banks in the portfolio, such as Republic Security Financial in Florida, the largest independent bank in a very attractive economy.

  Earlier in 1999, we made significant additions to our holdings in the pharmaceutical industry, including companies such as Bristol-Myers, Schering-Plough and Warner-Lambert. These stocks had languished for much of 1999, as investors feared the impact of possible Medicare expansion into the prescription drug industry. However, after a lackluster summer, the drug stocks rallied on the news that Warner-Lambert was in the midst of a takeover battle. We believe that this skirmish could be the first salvo in what is likely to be significant consolidation in the pharmaceutical industry over the next few years.

  In the electric utility area, we bought two stocks whose positive performance is noteworthy. SCANA, the holding company for South Carolina Electric & Gas, owns a portfolio of investments in the telecommunications area. Illinova, formerly Illinois Power, has performed well since it announced its merger with Dynegy, a Texas energy company, and it received approval to sell its costly nuclear plant. Although electric utilities, as an interest-sensitive group, have struggled during the year, the group provides downside protection to the portfolio.

  Two major sales were noteworthy during the year. The first was RJ Reynolds, which split into RJR Tobacco and Nabisco Group Holdings. After the split was completed, we sold our position in the tobacco company, but we continue to hold Nabisco, the cookie company. Nabisco is selling at a steep discount because investors are concerned that RJR Tobacco's legal liabilities will attach to Nabisco, a concern that we don't share to the same degree. Another major sale during the fiscal year was Dupont, which we sold prior to the spinoff of Conoco, a large oil company, because we believed that investors were overvaluing Dupont on a standalone basis.

                                LOOKING FORWARD

We believe that the portfolio's valuation characteristics are increasingly favorable compared to the S&P 500 Index. On November 30, 1999, the Fund's price-earnings ratio on expected calendar year 2000 earnings was approximately 20x, a meaningful discount to the S&P earnings multiple of nearly 30x. Meanwhile, the companies held in the Fund had an expected earnings growth rate of about 20%, reasonably close to the S&P expected growth rate of 24%. Finally, the Fund's 3.1% dividend yield was substantially higher than the Index, which at fiscal year end stood at 1.2%.

  The value segment of the market is being overlooked for now. While it is easy to understand the attraction of technology, there comes a point where the price paid for the earnings stream and earnings growth doesn't make sense. On the other hand, there are many wonderful companies selling at extremely cheap valuations that are likely to be rewarding to patient investors.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

               INVESTMENT IN SG COWEN INCOME + GROWTH FUND, INC.,

                         CLASS A SHARES AND THE S&P 500

                    AND THE LIPPER EQUITY INCOME FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SG COWEN INCOME  S & P 500  LIPPER EQUITY
                        + GROWTH                    INCOME
                       FUND, INC.                    FUND
                                                     INDEX
7/31/89                      $10,000    $10,000        $10,000
7/31/90                       $9,648    $10,650        $10,048
7/31/91                      $10,749    $12,009        $11,204
7/31/92                      $12,736    $13,545        $12,904
7/31/93                      $13,939    $14,727        $14,670
7/31/94                      $13,979    $15,492        $15,399
11/30/94          *          $13,583    $15,499        $15,108
11/30/95                     $17,590    $21,221        $19,290
11/30/96                     $20,732    $27,165        $23,469
11/30/97                     $24,714    $34,283        $28,981
11/30/98                     $25,697    $42,422        $32,321
11/30/99                     $25,411    $51,283        $34,115
$ in thousands

                       AVERAGE ANNUAL TOTAL RETURN**
----------------------------------------------------------------------------
     1 YEAR                    5 YEAR                        10 YEAR
        -5.85%                 12.25%                         9.36%

-------------

  * FUND CHANGED FISCAL YEAR TO NOVEMBER 30.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

    PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

                           CLASS B AND CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------------------------------
                                                  1 YEAR                5 YEAR
                                                                                           INCEPTION***
    Class B shares****                            -6.80%                12.20%                10.97%
    Class I shares                                 -.92%                13.67%                12.15%

-------------

 *** Inception dates of Class "B" shares and Class "I" shares are May 17, 1994 and May 9, 1994 respectively.

**** After deduction of Contingent Deferred Sales Charge.

     All performance figures assume reinvestment of dividends and capital gains.

     Past performance is not predictive of future results.

                           SG COWEN OPPORTUNITY FUND
                       SMALL-CAP STOCKS COME ON STRONGER

From 1995 through 1998, small-cap stocks underperformed large caps, and the disparity in valuation between the two groups had widened considerably. But the fiscal year ending November 30, 1999 saw small-cap stocks begin to come on strong, particularly in the latter months. Although growth continued to outperform value, being small was less of a handicap.

                                  PERFORMANCE

For the fiscal year ended November 30, 1999, the total cumulative return for the SG Cowen Opportunity Class A shares was 18.61%. In contrast, the unmanaged Russell 2000 Index generated a total return of 15.82% for the same period, while the Standard & Poor's 500 Index was up 20.89%. The Fund's Class B and Class I shares returned 17.70% and 19.04%, respectively, for the fiscal period.

  Our strategy is to seek companies that are selling at attractive valuations. We then look for potential catalysts that can bring companies to life, such as new management, products or technology. Our research team analyzes a company's fundamental strength, preferring those with improved balance sheets and cash flows, growing market share and experienced management with significant stock ownership.

  A good example of the rewards of adhering to our long-held and time-tested discipline was our emphasis on energy stocks a year ago during a period in which most investors shunned them. We had conviction that the $10 per barrel oil prices were unsustainable, and that recessions in oil-producing countries such as Saudi Arabia and Venezuela would force them to cut back production to boost prices. In addition, the largest international oil companies were stepping back from expensive exploration and production projects and merging to cut costs. We also believed that Asia's economic problems were temporary and that the Federal Reserve Board and other major central banks would be successful in creating new liquidity. Our calm and patience were rewarded. We believe that energy stocks are still only reflecting $14 oil and that there continues to be significant upside potential.

  In addition to energy, health care has been an important source of performance. Although health care as a group has been a difficult area in 1999, our research uncovered a number of very interesting companies in the health care industry whose stock price performances were very strong during the fiscal year. Coincidentally, all three--COR Therapeutics, CV Therapeutics and Zoll Medical Corp.--focus on heart ailments. COR Therapeutics and CV Therapeutics are biotechnology companies engaged in the discovery, development and commercialization of pharmaceutical products for the treatment and prevention of cardiovascular diseases. Zoll Medical designs, manufactures and markets non-invasive cardiac resuscitation devices, external pacemaker/ defibrillators, disposable electrodes, mobile ECG Systems and software that automates patient records.

  In technology, our investments in the Internet, cellular telephones, computer hardware and software performed very well and in line with those sectors of the market. As hard as it may seem, it is still possible to find value in the overheated technology and telecommunications sectors.

  The Fund's underweight in financial services proved to be a major asset to performance, because the group generated a negative return during the fiscal year.

                                LOOKING FORWARD

We believe that the portfolio contains a wide range of attractively valued companies in a variety of industries. Examples include Newport News Shipbuilding, a defense contractor likely to benefit from increases in U.S. defense spending; Calgon Carbon, a technological leader in water purification with accelerating earnings; and Mid Atlantic Medical, a successful HMO in a desirable geographical market.

  We believe that the portfolio's valuation characteristics remain favorable compared to the S&P 500 Index. For example, on November 30, 1999, the Fund's P/E ratio on expected calendar year 2000 earnings was 15 compared to the S&P 500, which was 30, and the Nasdaq, which was more than 100. Meanwhile the portfolio's expected earnings growth rate was 27% compared to 12% for the S&P 500 Index and 25% for the Nasdaq.

  As the world's economies continue to heal, investors are less concerned about liquidity and more likely to examine investment opportunities other than large-cap U.S. stocks. What we believe they will find is that one of the world's best investments is the U.S. small-cap sector, which is trading at historically low valuations with excellent growth prospects.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

                    INVESTMENT IN SG COWEN OPPORTUNITY FUND,

              CLASS A SHARES AND THE S&P 500 AND THE RUSSELL 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SG COWEN    S&P 500  RUSSELL
                OPPORTUNITY            2000
                   FUND
11/30/89            $10,000  $10,000  $10,000
11/30/90            $10,241   $9,651   $7,774
11/30/91            $13,983  $11,612  $11,264
11/30/92            $16,128  $13,749  $13,922
11/30/93            $20,884  $15,136  $16,560
11/30/94            $22,874  $15,343  $16,377
11/30/95            $24,683  $21,006  $21,043
11/30/96            $31,973  $26,891  $24,518
11/30/97            $36,307  $33,937  $29,765
11/30/98            $27,270  $41,994  $27,794
11/30/99            $32,346  $50,766  $32,191
$ in thousands

                        AVERAGE ANNUAL TOTAL RETURN*
----------------------------------------------------------------------------
     1 YEAR                    5 YEAR                        10 YEAR
        12.99%                  6.13%                        11.91%

  PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 * INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                           CLASS B AND CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------------------------------
                                                  1 YEAR                5 YEAR             INCEPTION**
    Class B shares***                             12.70%                5.98%                 6.65%
    Class I shares                                19.04%                7.54%                 7.72%

-------------

 **INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE MAY 17, 1994 AND
   MAY 9, 1994, RESPECTIVELY.

***AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

  ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                     A BEAR MARKET TO CLOSE OUT THE CENTURY

Fiscal 1999 was a mirror image of fiscal 1998. Instead of a global economic crisis, 1999 was characterized by a global recovery. Instead of plummeting interest rates, 1999 was a year of steadily rising rates. Instead of the Federal Reserve Board cutting short-term interest rates three times, the Fed boosted rates by the same amount in 1999. The bull market for bonds in 1998 became a bear market in 1999.

                                  PERFORMANCE

For the fiscal year ending November 30, 1999, the total annual return of the SG Cowen Intermediate Fixed Income Fund's Class A shares was -1.35%. In comparison, its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged benchmark of intermediate government and corporate bonds, reflected a return of 1.06%. The Fund's Class B and Class I shares returned -1.65% and -1.11%, respectively.

  The total annual return for the SG Cowen Government Securities Fund's Class A shares was -1.17% for the fiscal year. In comparison, its unmanaged benchmark, the Lehman Brothers Aggregate Index, reflected a flat return. The Fund's Class I shares returned -1.30%.

                         LONG-TERM BULL/SHORT-TERM BEAR

Believing that the economy would moderate, our strategy during the year was to maintain a longer duration compared to our benchmarks in anticipation of lower interest rates. That strategy worked to our advantage when performance is viewed over a different time frame. In its August 7th, 1999 edition, THE WALL STREET JOURNAL listed the SG Cowen Government Securities Fund fourth among its top 15 government bond fund performers for the year ended July 31, 1999 as tracked by Lipper Inc.

  However, the U.S. economy continued to boom, energy prices soared and inflation inched upward to about 2.5% in 1999. As a result, interest rates generally rose during the entire period, and that's the primary reason that the Funds underperformed their benchmarks. On November 30, 1998, the 30-year Treasury bond was yielding 5.07%. One year later, on November 30, 1999, it yielded 6.30%.

  As the year progressed, we continued to shorten duration to approach the benchmarks, but the effort was not timely enough to match benchmark performance. In fixed-income portfolios, duration decisions are a major determinant of relative performance.

                                SLEEPING SOUNDLY

The portfolios' credit quality remains very high. On November 30, 1998, 72% of the SG Cowen Government Securities Fund was invested in government notes and bonds, with the balance, 28%, in mortgages. That compares to 61% in government securities and 39% in mortgages on November 30, 1999. The increase in mortgage securities was a positive factor in performance.

  As of November 30, 1998, 64% of the SG Cowen Intermediate Fixed Income Fund was invested in U.S. governments, while 13% was invested in mortgages and 22% was invested in corporates. One year later, on November 30, 1999, 58% of the Fund was invested in governments, while 23% was invested in mortgages and 19% was invested in preferred stock and debt in such high-quality companies as Citigroup, McDonalds and Merrill Lynch.

                             MORTGAGES BOOST INCOME

Mortgage securities were a positive factor in performance. In a rising interest-rate environment, mortgages are much less likely to be refinanced, resulting in the portfolio receiving a higher income stream for longer periods.

  Our focus has been premium mortgages that pay a higher coupon, some as high as 10%. The majority of mortgage securities in the portfolio are issued by the Government National Mortgage Association. Ginnie Maes are insured by the U.S. government, and have an unconditional guarantee of the timely payment of both principal and interest. The securities are actually a collection of mortgages issued to homeowners. Other mortgage securities are issued by the Federal National Mortgage Association, or Fannie Mae. These bonds are guaranteed by that federal agency rather than the U.S. government, and thus offer a slightly higher yield.

                                LOOKING FORWARD

The bear market for bonds started in November of 1998. We believed that by the summer of 1999, the rising interest rate environment would have run its course. Instead, the economy continued strong. Oil prices moved closer to $30 than $10. Given this scenario, interest rates were not likely to fall.

  Nevertheless, we believe that the long-term bull market for bonds is still in tact. Since 1984, interest rates have trended downward while bond prices have risen. This 15-year trend has been interrupted twice--in 1994 and in 1999--with the bull market resuming the following year. Although our duration position is much closer to neutral, the Federal Reserve Board has raised rates three times, which should have a dampening effect on economic growth. As a result, we will continue to keep a longer time frame in mind in managing the Funds.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

             INVESTMENT IN SG COWEN INTERMEDIATE FIXED INCOME FUND,

                             CLASS A SHARES AND THE

                 LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SG COWEN           LEHMAN INTERMEDIATE
                   INTERMEDIATE        GOV'ERNMENT/CORPORATE
                FIXED INCOME FUND              INDEX
1/20/93                     $10,000                     $10,000
11/30/93                    $10,316                     $10,720
11/30/94                    $10,133                     $10,521
11/30/95                    $11,575                     $12,051
11/30/96                    $12,178                     $12,620
11/30/97                    $13,087                     $13,419
11/30/98                    $14,182                     $14,609
11/30/99                    $14,327                     $14,773
$ in
thousands

                              AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------------------------------------------------------
          1 YEAR                        5 YEAR                       INCEPTION*
            -3.71%                         6.15%                          5.02%

   PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 2.35%.

                           CLASS B AND CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                          -----------------------------------------------------------------
                                                1 YEAR                5 YEAR              INCEPTION***
Class B shares****                                -4.60%                 6.26%                  5.89%
Class I shares                                    -1.11%                 6.91%                  6.36%

-------------

 ***INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE JULY 12, 1994
    AND JULY 11, 1994, RESPECTIVELY.

****AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

   ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

               INVESTMENT IN SG COWEN GOVERNMENT SECURITIES FUND,

                 CLASS A SHARES AND THE LEHMAN AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              SG COWEN          LEHMAN
                             GOVERNMENT       AGGREGATE
                           SECURITIES FUND      INDEX
1/20/93                *            $10,000       $10,000
11/30/93                            $10,228       $10,799
11/30/94                             $9,896       $10,470
11/30/95                            $11,404       $12,317
11/30/96                            $11,899       $12,884
11/30/97                            $12,801       $13,857
11/30/98                            $14,090       $15,166
11/30/99                            $14,616       $15,160
$ in
thousands

                              AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------------------------------------------------------
          1 YEAR                        5 YEAR                       INCEPTION*
            -5.86%                         6.03%                          4.94%

   PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                                 CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                          -----------------------------------------------------------------
                                                1 YEAR                5 YEAR              INCEPTION***
Class I shares                                    -1.30%                 7.29%                  6.62%

-------------

 ***INCEPTION DATE OF CLASS I SHARES IS JULY 11, 1994.

   ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                         SG COWEN LARGE CAP VALUE FUND

In a classic sketch from "Monty Python and the Holy Grail," the Black Plague has devastated Europe and a man with a cart calls for people to "Bring out your dead!" so he can haul them away. However, one trussed up victim is not "quite dead yet" and even proclaims he is feeling better. Unfortunately, no one believes him. This is how traditional value managers felt for most of 1999. However, we believe value is alive and due for a recovery in 2000.

                                  PERFORMANCE

For the fiscal year ended November 30, 1999, the total cumulative return for the SG Cowen Large Cap Value Fund Class A shares was 8.14%. The Fund underperformed the Russell 1000 Value Index total return of 10.47% for the same period, while lagging the Standard & Poor's 500 Index gain of 20.89%. The Fund's Class B and Class I shares returned 7.41% and 8.27%, respectively, for the fiscal period.

  For a brief period in the spring, value stocks showed signs of life when the U.S. economy exhibited a healthy but not excessive growth rate. Inflation appeared under control and the Federal Reserve Board was taking a neutral stance. However, by the summer, millennium fever caught on and investors rode the momentum of technology and telecommunications shares into record valuations, ignoring many other areas of the market.

  Compared to the S&P 500 Index, the Fund's underweighting in technology and overweighting in interest-rate sensitive groups such as banks, insurance companies and utilities adversely affected performance. Yields on the 30-year Treasury bond rose more than one full percentage point during the year, causing interest-sensitive stocks to underperform. Even energy shares, where the underlying oil commodity doubled, produced returns of only 14%, less than the S&P 500 Index performance during this time frame. Meanwhile, the technology sector gained nearly 70% in value during the fiscal year.

  The Fund's discipline is to invest in medium- to large-capitalization stocks that meet one or more valuation criteria. These valuation criteria are relative to the overall market as measured by the S&P 500 Index. Overall, the portfolio has a price-book, price-sales, price-earnings and price-cash flow that is less than the market and a dividend yield that approximates the S&P 500 Index. While our sector weightings dampened performance, strong stock selection boosted overall returns.

  The following areas were noteworthy for their strong performance:

    TELECOMMUNICATIONS. Although many technology names did not meet our valuation guidelines, the Fund held two strongly performing telecommunication names. Sprint and GTE advanced 92% and 21%, respectively.

    ENERGY. Our holding in Noble Drilling, which provides offshore drilling and diversified services for the oil & gas industry, was up more than 140% during the fiscal year, dramatically outperforming the energy sector. The company's experienced management was able to cut costs in advance of the downward pricing environment of late 1998. When oil prices rose sharply in 1999, the company produced positive earnings surprises for Wall Street in each of the last three quarters.

    SPECIALTY RETAILING. Nine West, the nation's largest retailer of women's shoes, doubled in price when it was acquired by Jones of New York, a woman's apparel company. Retailers are a traditionally cyclical business and their attractive valuations seem to be discounting cannibalism from the Internet and the possibility of an economic slowdown. However, retailers who use the Internet to their advantage and provide quality merchandise to their customer base are likely to see their share prices rebound.

    ELECTRONICS. Honeywell, a major electronics supplier to the aerospace industry, saw its stock lag early in the fiscal year as the Asian economic crisis depressed aircraft sales. Later in the year, we sold the stock at more than a 60% gain when it was acquired by Allied-Signal.

  Although we will continue to put new candidates for the portfolio through a rigorous valuation screening process, we are widening the pool of available candidates to reflect trends in the marketplace. The S&P 500 Index is composed of 10 major economic sectors; our discipline is not to overweight any economic sector by more than a factor of two or underweight it by less than half. If a sector is overvalued in our opinion, we will redouble our analytical efforts and invest in companies that are relatively attractive versus their peers and/or historical trends. However, every holding at the time of purchase must still meet one or more of our five valuation criteria.

  Recent purchases include:

    AT&T. In our opinion, AT&T shares are attractively valued. Besides meeting all five of our valuation criteria, AT&T has greatly expanded its reach into the consumer's home, not only through its traditional copper lines, but also cable via its acquisition of TCI a year ago and through its entry into wireless communications activities.

    COLUMBIA HCA. The nation's largest hospital chain operates in a depressed industry that is heavily regulated by the federal government where cost consciousness and efficiency are a must in order to be profitable. Columbia HCA management has completed the first phase of its restructuring program and is now undertaking a $1 billion share buy-back program. In the meantime, there is evidence that the hospital industry is now poised to exert pricing power in the marketplace.

    3COM. The company provides networking equipment, wireless and cable modems, and personal computing devices with its wholly owned Palm Pilot division, which it plans to spin off into a separate company to unlock shareholder value. The company meets two of our five valuation criteria, which is a rarity in the high-flying technology arena.

    SCHOLASTIC CORP. This publishing company has the exclusive U.S. rights to the Harry Potter series of children's books, the best selling hard cover children's name in 30 years. The company also is a major licensee for Pokemon. With tremendous cash flows and an excellent consumer franchise selling at less than one times sales, we believe the stock is attractively valued.

                                LOOKING FORWARD

Historical analysis shows that performance comes in waves. While it certainly feels like growth never underperforms, the opposite is more often the case. This year, we saw that by adhering to our discipline we outperformed most true value managers although we lagged the value indexes. We believe that the portfolio is poised to deliver strong results when, inevitably, investors once again place a premium on earnings, cash flow, sales and book value.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

                  INVESTMENT IN SG COWEN LARGE CAP VALUE FUND,

           CLASS A SHARES AND THE S&P 500 AND THE RUSSELL 1000 VALUE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                SG COWEN
                LARGE CAP                RUSSELL
                  VALUE     S & P 500  1000 VALUE
1/2/98             $10,000    $10,000      $10,000
11/30/98            $9,135    $12,168      $11,182
11/30/99           $10,373    $14,710      $12,353
$ in
thousands

              AVERAGE ANNUAL TOTAL RETURN**
----------------------------------------------------------
           1 YEAR                      INCEPTION*
              2.95%                        -0.63%

  PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                           CLASS B AND CLASS I SHARES

                                                                      AVERAGE ANNUAL TOTAL RETURN
                                                               ------------------------------------------
                                                                      1 YEAR              INCEPTION*
Class B shares***                                                        2.41%                -7.23%
Class I shares                                                           8.27%                 3.54%

-------------

 *INCEPTION DATES OF CLASS A, CLASS B SHARES AND CLASS I SHARES ARE JANUARY 2,
  1998, APRIL 16, 1998 AND JANUARY 30, 1998, RESPECTIVELY.

***AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

  ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                      SG COWEN INCOME + GROWTH FUND, INC.

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1999

       SHARES                                    DESCRIPTION                                       VALUE
                         COMMON STOCKS - 90.4% OF TOTAL PORTFOLIO
                         CHEMICALS - 4.7%
          33,000         Lubrizol Corp.                                                         $   903,375
          92,000         RPM, Inc./Ohio                                                           1,081,000
                                                                                                -----------
                                                                                                  1,984,375
                                                                                                -----------
                         CONSUMER PRODUCTS - 3.8%
          32,000         Mattel, Inc.                                                               458,000
          35,000         Newell Rubbermaid, Inc.                                                  1,148,437
                                                                                                -----------
                                                                                                  1,606,437
                                                                                                -----------
                         DIVERSIFIED MANUFACTURING - 3.9%
          14,000         Allied Signal, Inc.                                                        837,375
          50,000         Engelhard Corp.                                                            840,625
                                                                                                -----------
                                                                                                  1,678,000
                                                                                                -----------
                         ENERGY - 20.5%
          26,000         Anadarko Petroleum Corp.                                                   783,250
          14,000         Apache Corp.                                                               501,375
          20,000         Baker Hughes, Inc.                                                         505,000
          33,000         Coastal Corp.                                                            1,163,250
          30,000         Halliburton Co.                                                          1,160,625
          10,000         Murphy Oil Corp.                                                           565,000
          16,000         Schlumberger Ltd                                                           961,000
          20,000         Texaco, Inc.                                                             1,218,751
          25,000         Tidewater, Inc.                                                            798,437
          40,000         Union Pacific Resources                                                    522,500
          40,000         Western Gas Resources, Inc.                                                565,625
                                                                                                -----------
                                                                                                  8,744,813
                                                                                                -----------
                         FINANCIAL SERVICES - 17.9%
          25,000         Banc One Corp.                                                             881,250
          14,000         Bank of America Corp.                                                      819,000
          30,000         Mellon Bank Corp.                                                        1,093,125
           6,000         J.P. Morgan                                                                789,000
          62,000         North Fork Bancorp.                                                      1,247,751
          60,000         Ohio Casualty Corp.                                                        924,375
         110,000         Republic Security Financial Corp.                                          883,438
          30,000         Summit Bancorp                                                             978,750
                                                                                                -----------
                                                                                                  7,616,689
                                                                                                -----------

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                               NOVEMBER 30, 1999

     SHARES                                    DESCRIPTION                                       VALUE
                         FOOD - 6.4%
          10,000         Campbell Soup Co.                                                      $   446,250
          31,000         Dean Foods Co.                                                           1,230,311
          30,000         Interstate Bakeries                                                        528,750
          45,000         Nabisco Group Holdings                                                     520,312
                                                                                                -----------
                                                                                                  2,725,623
                                                                                                -----------
                         PHARMACEUTICALS/HEALTH CARE - 8.4%
          14,000         Bristol-Myers Squibb Co.                                                 1,022,875
          11,000         Pharmacia & Upjohn, Inc.                                                   601,563
          19,000         Schering-Plough Corp.                                                      971,375
          11,000         Warner-Lambert Company                                                     986,562
                                                                                                -----------
                                                                                                  3,582,375
                                                                                                -----------
                         REAL ESTATE INVESTMENT TRUSTS - 3.8%
          14,000         Kimco Realty Corp.                                                         465,500
          70,000         United Dominion Realty Trust                                               756,875
          11,000         Weingarten Realty Investment Trust                                         413,187
                                                                                                -----------
                                                                                                  1,635,562
                                                                                                -----------
                         RETAIL - 1.6%
          20,000         Sears Roebuck & Co.                                                        683,750
                                                                                                -----------
                         STEEL - 2.1%
          35,000         USX-US Steel Group, Inc.                                                   885,938
                                                                                                -----------
                         TELEPHONE/COMMUNICATIONS - 2.9%
          17,000         GTE Corp.                                                                1,241,000
                                                                                                -----------
                         TRANSPORTATION - 0.8%
          15,000         Norfolk Southern Corp.                                                     320,625
                                                                                                -----------
                         UTILITIES - 13.6%
          33,000         Cinergy Corp.                                                              835,313
          30,000         Illinova Corp.                                                             963,750
          18,000         Keyspan Energy Corp.                                                       462,375
          50,000         Kinder Morgan, Inc.                                                      1,015,625
          49,000         MCN Energy                                                               1,221,938
          18,000         SCANA Corp.                                                                488,250
          40,000         Utilicorp United, Inc.                                                     805,000
                                                                                                -----------
                                                                                                  5,792,251
                                                                                                -----------
                         Total Common Stocks
                         (Cost $35,897,183)                                                     $38,497,438
                                                                                                -----------

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                               NOVEMBER 30, 1999

   PRINCIPAL                                   DESCRIPTION                                       VALUE
     AMOUNT
                         SHORT-TERM INVESTMENTS - 9.6%
     $ 1,400,000         American Express, 5.49%, 12/03/99                                      $ 1,400,000
       1,300,000         General Electric Corp., 5.50%, 12/07/99                                  1,300,000
       1,400,000         General Motors Acceptance Corp., 5.46%, 12/01/99                         1,400,000
                                                                                                -----------
                         Total Short-term Investments
                         (Cost $4,100,000)                                                      $ 4,100,000
                                                                                                -----------
                         TOTAL INVESTMENTS
                         (Cost $39,997,183)                                                     $42,597,438
                                                                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1999

       SHARES                                    DESCRIPTION                                       VALUE
                         COMMON STOCKS - 97.1% OF TOTAL PORTFOLIO
                         AGRICULTURAL/FARM EQUIPMENT - 2.9%
         13,800          Agrium Inc.                                                            $   114,713
         20,000          CNH Global*                                                                273,750
         18,300          IMC Global                                                                 295,088
          6,600          Potash Corp.                                                               292,050
                                                                                                -----------
                                                                                                    975,601
                                                                                                -----------
                         BUILDING CONSTRUCTION - 2.3%
         36,000          Miller Building Systems*                                                   198,000
         15,200          Olin Corp                                                                  272,650
          9,900          Stone And Webster, Inc.                                                    162,112
          4,400          Texas Industries                                                           159,500
                                                                                                -----------
                                                                                                    792,262
                                                                                                -----------
                         CONSUMER DISCRETIONARY - 3.4%
         16,200          Lo-Jack Corporation*                                                       125,550
         35,800          Reader's Digest                                                          1,038,200
                                                                                                -----------
                                                                                                  1,163,750
                                                                                                -----------
                         ENVIRONMENTAL - 3.8%
        133,600          Calgon Corporation                                                         818,300
         40,225          Safety Kleen*                                                              472,644
                                                                                                -----------
                                                                                                  1,290,944
                                                                                                -----------
                         FINANCIAL SERVICES - 2.2%
          9,700          Horace Mann Education Corp.                                                212,794
          8,500          Motor Club America*                                                         82,875
          4,600          Mutual Risk Management*                                                     70,438
         12,800          St. Paul Companies                                                         386,400
                                                                                                -----------
                                                                                                    752,507
                                                                                                -----------
                         HEALTH CARE SERVICES/HMOS - 3.9%
         31,300          Coventry Health Care*                                                      179,975
        141,400          Mid Atlantic Medical*                                                    1,131,200
                                                                                                -----------
                                                                                                  1,311,175
                                                                                                -----------
                         MEDICAL SUPPLIES/SERVICES - 2.7%
         10,000          Connectics Corp.*                                                           67,500
          8,300          Mentor Corp.                                                               194,013
          2,800          Quest Diagnostics, Inc.*                                                    85,225

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1999

    SHARES                                    DESCRIPTION                                       VALUE
                         MEDICAL SUPPLIES/SERVICES - (CONTINUED)
         13,300          Sangstat Medical Corp.*                                                $   313,381
          3,700          Universal Health Services*                                                 121,869
          4,200          Zoll Medical*                                                              144,375
                                                                                                -----------
                                                                                                    926,363
                                                                                                -----------
                         METALS & MINING - 14.8%
          5,000          Anglogold Limited, ADR*                                                    128,437
        113,900          Battle Mountain Gold                                                       284,750
         25,700          Bethlehem Steel*                                                           160,625
         53,100          Birmingham Steel                                                           384,975
         28,900          Hecla Mining Co.*                                                           59,606
        115,300          Homestake Mining                                                           951,225
         44,800          Kaiser Aluminum*                                                           296,800
         70,000          Kinross Gold*                                                              140,000
         77,500          Ltv Steel                                                                  271,250
         11,900          National Steel                                                              69,169
         45,200          Newmont Mining                                                           1,070,675
         19,880          Phelps Dodge Corp.                                                       1,033,760
         17,900          Teck Corp.                                                                 157,869
                                                                                                -----------
                                                                                                  5,009,141
                                                                                                -----------
                         OIL & GAS EQUIPMENT & SERVICES - 25.0%
          4,000          BJ Services*                                                               139,500
          4,000          Coflex IP                                                                  161,500
         60,700          Global Marine*                                                             929,469
         49,700          Marine Drilling*                                                           838,688
         26,100          Nabors*                                                                    693,281
         14,400          Offshore Logistics*                                                        142,200
         19,300          Petroleum Geo Services*                                                    301,563
         15,400          Precision Drilling*                                                        331,100
         81,700          Pride Int'l*                                                             1,174,438
         10,000          R & B Falcon Corp. *                                                       123,750
         20,000          Rowan Companies*                                                           342,500
         24,400          Santa Fe International                                                     556,625
          4,000          Seitel*                                                                     27,000
          2,000          Smith Int'l                                                                 79,750
         15,000          Superior Energy Services*                                                   97,500
         20,000          Tidewater, Inc.                                                            638,750
         15,000          Transocean Offshore, Inc.                                                  422,812

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1999

    SHARES                                    DESCRIPTION                                       VALUE
                         OIL & GAS EQUIPMENT & SERVICES - (CONTINUED)
         70,000          Trico Marine Services, Inc.*                                           $   516,250
         16,800          UTI Energy*                                                                340,200
         12,000          Veritas*                                                                   174,750
         13,000          Weatherford International. Inc.*                                           454,188
                                                                                                -----------
                                                                                                  8,485,814
                                                                                                -----------
                         OIL & GAS EXPLORATION - 17.8%
          5,000          Basin Exploration*                                                          88,438
         33,800          Bellweather Exploration*                                                   164,775
          4,800          Cabot Oil and Gas Corp.                                                     73,500
          8,700          Devon Energy                                                               306,675
        119,899          EEX Corporation*                                                           314,737
         26,900          Forest Oil*                                                                307,669
        214,000          Grey Wolf, Inc.*                                                           588,500
         30,000          Gulf Canada Res, Ltd.*                                                     105,000
         27,100          HS Resources*                                                              350,606
         22,800          Newpark Resources*                                                         136,800
         32,100          Nuevo Energy*                                                              495,544
        131,040          Ocean Energy*                                                              999,180
         11,600          Pennaco Energy, Inc.*                                                      111,650
         77,800          Pioneer Natural Res                                                        646,712
        154,685          Santa Fe Snyder*                                                         1,237,480
          8,200          Spinnaker Exploration Co.*                                                 120,950
                                                                                                -----------
                                                                                                  6,048,216
                                                                                                -----------
                         PAPER - 0.5%
          4,700          Boise Cascade                                                              162,738
                                                                                                -----------
                         RETAILERS - 3.6%
          4,000          Barnes & Noble*                                                             98,250
          5,800          Borders Group, Inc.*                                                        89,900
         14,000          Claires Stores                                                             303,625
         14,700          Michael Stores*                                                            461,212
         63,000          Roberds, Inc.*                                                              63,000
         39,400          Stage Stores*                                                              125,588
         36,900          The Sports Authority*                                                       78,412
                                                                                                -----------
                                                                                                  1,219,987
                                                                                                -----------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1999

    SHARES                                    DESCRIPTION                                       VALUE
                         TECHNOLOGY/SOFTWARE - 2.9%
          5,000          Entrust Technologies, Inc.*                                            $   180,312
          4,100          Fatbrain.com, Inc.*                                                        136,837
         36,500          Mentor Graphics*                                                           328,500
         22,000          Santa Cruz Operation*                                                      328,625
                                                                                                -----------
                                                                                                    974,274
                                                                                                -----------
                         TECHNOLOGY/HARDWARE - 2.7%
          3,600          Moog, Inc. - Class A *                                                      94,500
         63,700          Oceaneering International*                                                 828,100
                                                                                                -----------
                                                                                                    922,600
                                                                                                -----------
                         TELECOMMUNICATIONS - 0.5%
         25,000          SCC Communications*                                                        160,938
                                                                                                -----------
                         TRANSPORT/TRUCKING/SHIPBUILDING - 5.5%
          7,100          Kirby Corporation*                                                         130,462
         33,300          Newport News Shipbuilding                                                1,098,900
         24,000          Stolt Comex Seaway, S.A.*                                                  282,000
         27,300          Transport Corp. Of America*                                                354,900
                                                                                                -----------
                                                                                                  1,866,262
                                                                                                -----------
                         UTILITIES - 2.5%
         19,800          MCN Energy                                                                 493,762
         30,600          Western Gas Resources                                                      346,162
                                                                                                -----------
                                                                                                    839,924
                                                                                                -----------
                         Total Common Stocks
                         (Cost $32,720,280)                                                     $32,902,496
                                                                                                -----------

   PRINCIPAL
    AMOUNT
                         SHORT TERM INVESTMENTS - 2.9%
     $1,000,000          American Express Corp., 5.60%, 12/06/1999                                1,000,000
                                                                                                -----------
                         Total Short Term Investments
                         (Cost $1,000,000)                                                      $ 1,000,000
                                                                                                -----------
                         TOTAL INVESTMENTS
                         (Cost $33,720,280)                                                     $33,902,496
                                                                                                ===========

-------------

                    *   Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN GOVERNMENT SECURITIES FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1999

      PRINCIPAL                                  DESCRIPTION                                       VALUE
       AMOUNT
                         MORTGAGE-BACKED SECURITIES - 38.9% OF TOTAL PORTFOLIO

                         Federal Home Loan Mortgage Corporation (FHLMC) Certificates:
      $ 34,257           8.00%, 08/01/07                                                         $   34,568
        61,587           8.00%, 02/01/09                                                             62,249
       100,756           8.50%, 01/01/10                                                            103,495

                         Federal National Mortgage Ass'n (FNMA) Certificates:
       194,072           11.00%, 04/01/05                                                           205,200
        54,546           9.00%, 02/01/15                                                             56,973

                         Government National Mortgage Ass'n (GNMA) Certificates:
        11,603           8.00%, 05/15/02                                                             11,694
         3,393           10.00%, 04/15/16                                                             3,656
         2,916           10.00%, 07/15/17                                                             3,151
         2,473           10.00%, 11/15/17                                                             2,673
         3,213           9.00%, 05/15/21                                                              3,386
         4,698           9.50%, 11/15/21                                                              4,996
        20,711           9.50%, 03/20/25                                                             21,384
        60,509           8.00%, 05/15/25                                                             61,530
                                                                                                 ----------
                         Total Mortgage-Backed Securities                                        $  574,955
                                                                                                 ----------
                         U.S. TREASURY OBLIGATIONS - 61.1%
                         U.S. Treasury Notes & Bonds
        50,000           5.00%, 04/30/01                                                             49,375
        20,000           5.50%, 08/31/01                                                             19,831
       100,000           5.50%, 03/31/03                                                             98,219
       200,000           4.25%, 11/15/03                                                            187,282
       200,000           5.625%, 02/15/06                                                           194,000
       150,000           5.50%, 02/15/08                                                            142,829
       200,000           6.00%, 02/15/26                                                            187,374
                         U.S. Government Zero Coupon Strips
       100,000           0.00%, 02/15/21                                                             24,898
                                                                                                 ----------
                         Total U.S. Treasury Obligations                                         $  903,808
                                                                                                 ----------
                         TOTAL INVESTMENTS
                         (Cost $1,527,009)                                                       $1,478,763
                                                                                                 ==========

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1999

       SHARES                                    DESCRIPTION                                       VALUE

                         CUMULATIVE PREFERRED STOCK - 18.1% OF TOTAL PORTFOLIO
        20,000           Citigroup Capital 6.850%, 01/22/38                                      $  420,000
         6,100           McDonalds Corp. 7.500%, 09/30/36                                           148,306
        10,000           Merrill Lynch TOPRS 7.750%, 12/31/36                                       240,000
        10,000           Paine Webber Group Capital Trust II, 8.080%, 03/01/37                      231,250
                                                                                                 ----------
                         Total Cumulative Preferred Stock                                        $1,039,556
                                                                                                 ----------

      PRINCIPAL
       AMOUNT
                         CORPORATE DEBT - 1.7%
      $100,000           Ford Motor Credit, 6.25%, 12/08/05                                      $   95,601
                                                                                                 ----------
                         MORTGAGE-BACKED SECURITIES - 22.5%

                         Federal National Mortgage Ass'n (FNMA) Certificates:
        50,324           9.000%, 02/01/02                                                            50,878
       530,433           7.000%, 01/01/08                                                           528,609
        46,171           9.000%, 05/01/09                                                            47,336
        51,157           9.500%, 03/01/10                                                            54,115
        77,655           7.500%, 09/01/10                                                            78,432
       191,407           7.500%, 04/01/11                                                           193,254
        20,867           9.000%, 04/01/15                                                            21,791
        50,047           9.500%, 07/01/22                                                            53,052

                         Federal Home Loan Mortgage Corporation (FHLMC) Certificates:
        86,279           8.000%, 01/01/08                                                            87,207

                         Government National Mortgage Ass'n (GNMA) Certificates:
        34,364           8.000%, 06/15/01                                                            34,545
        26,137           9.000%, 12/15/16                                                            27,591
        16,627           10.000%, 12/15/18                                                           17,982
        24,303           8.500%, 10/15/21                                                            25,177
        35,050           8.000%, 06/15/22                                                            35,718
        32,123           8.000%, 06/15/27                                                            32,646
                                                                                                 ----------
                         Total Mortgage-Backed Securities                                        $1,288,333
                                                                                                 ----------

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                               NOVEMBER 30, 1999

  PRINCIPAL                                   DESCRIPTION                                       VALUE
    AMOUNT
                         U.S. TREASURY OBLIGATIONS - 57.7%

                         U.S. Treasury Notes & Bonds
      $ 85,000           5.000%, 04/30/01                                                        $   83,938
       400,000           6.000%, 07/31/02                                                           399,747
       200,000           5.750%, 11/30/02                                                           198,344
       450,000           6.250%, 02/15/03                                                           451,827
       400,000           5.750%, 08/15/03                                                           395,124
       650,000           5.875%, 11/15/05                                                           639,438
       500,000           5.625%, 02/15/06                                                           485,000
       400,000           6.500%, 10/15/06                                                           404,624
       270,000           5.500%, 02/15/08                                                           257,091
                                                                                                 ----------
                         Total U.S. Treasury Notes & Bonds                                       $3,315,133
                                                                                                 ----------
                         TOTAL INVESTMENTS
                         (Cost $5,931,780)                                                       $5,738,623
                                                                                                 ==========

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1999

       SHARES                                    DESCRIPTION                                       VALUE

                         COMMON STOCKS - 100% OF TOTAL PORTFOLIO
                         AUTO PARTS - .7%
         2,570           Dana Corporation                                                       $   71,318
                                                                                                ----------
                         BUILDING MATERIALS - 1.2%
         5,290           York International                                                        118,033
                                                                                                ----------
                         CHEMICALS - 1.6%
           992           Du Pont (E.I.) De Nemours                                                  58,962
         6,160           IMC Global Inc.                                                            99,330
                                                                                                ----------
                                                                                                   158,292
                                                                                                ----------
                         CONSUMER DISCRETIONARY - 8.8%
        13,200           Readers Digest Assoc.                                                     382,800
         8,500           Scholastic Corp.*                                                         466,438
                                                                                                ----------
                                                                                                   849,238
                                                                                                ----------
                         ENERGY-EQUIPMENT & SERVICES - 12.1%
         9,200           Noble Drilling Corp.                                                      256,450
        22,000           R & B Falcon Corp.                                                        272,250
         5,340           Tidewater, Inc.                                                           170,546
         4,600           Transocean Offshore, Inc.                                                 129,663
         9,800           Weatherford Int'l Inc.                                                    342,402
                                                                                                ----------
                                                                                                 1,171,311
                                                                                                ----------
                         FINANCIAL SERVICES - 12.7%
         6,200           Bank Of America Corp.                                                     362,700
         5,520           Federal National Mortgage Association                                     367,770
         7,500           Fleetboston Financial Corp.                                               283,594
         4,270           Keycorp                                                                   115,290
         3,760           National City Corp.                                                        93,765
                                                                                                ----------
                                                                                                 1,223,119
                                                                                                ----------
                         HEALTH CARE SERVICES/HMO - 2.3%
         8,000           Columbia HCA Healthcare Corp.                                             218,000
                                                                                                ----------
                         INSURANCE - 5.5%
         6,900           Allstate Corp                                                             180,694
         5,288           Conseco, Inc.                                                             107,082
         4,970           MBIA Inc.                                                                 248,500
                                                                                                ----------
                                                                                                   536,276
                                                                                                ----------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                               NOVEMBER 30, 1999

    SHARES                                    DESCRIPTION                                      VALUE
                         MEDICAL SERVICES AND SUPPLIES - 3.3%
        10,930           Mylan Labs, Inc.                                                       $  257,538
         2,500           USX-US Steel Group                                                         63,281
                                                                                                ----------
                                                                                                   320,819
                                                                                                ----------
                         OIL & GAS (DOMESTIC & INTERNATIONAL) - 5.1%
         8,200           Burlington Resources                                                      275,725
         4,800           Conoco, Inc. - Class A                                                    126,300
        12,400           Ocean Energy, Inc. *                                                       94,550
                                                                                                ----------
                                                                                                   496,575
                                                                                                ----------
                         RETAIL - 8.2%
         3,600           Federated Department Stores *                                             169,425
        12,300           Mattel, Inc.                                                              176,044
        18,700           Saks Inc.*                                                                327,250
         6,860           Toys R Us Inc *                                                           120,050
                                                                                                ----------
                                                                                                   792,769
                                                                                                ----------
                         TECHNOLOGY - 14.8%
        11,300           Compaq Computers                                                          276,144
         4,500           SAP AG-SPONS ADR*                                                         151,031
         7,700           Three Com Corp.*                                                          306,556
        11,100           Unisys, Inc.*                                                             319,125
         5,800           Xerox                                                                     156,963
        11,400           Ziff Davis, Inc.*                                                         210,188
                                                                                                ----------
                                                                                                 1,420,007
                                                                                                ----------
                         TELECOMMUNICATIONS - 7.3%
         6,600           AT&T Corp.                                                                368,775
         3,700           Bell Atlantic Corp.                                                       234,256
         1,500           Sprint Corp                                                               104,062
                                                                                                ----------
                                                                                                   707,093
                                                                                                ----------
                         TOBACCO - 2.6%
         9,650           Philip Morris Cos Inc                                                     253,916
                                                                                                ----------
                         TRANSPORTATION - 3.5%
         4,200           CSX Corp.                                                                 149,363
         6,600           US Airways Group, Inc.*                                                   184,388
                                                                                                ----------
                                                                                                   333,751
                                                                                                ----------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                               NOVEMBER 30, 1999

    SHARES                                    DESCRIPTION                                      VALUE
                         UTILITIES - 10.3%
         9,950           Cinergy Corp.                                                          $  251,859
         6,250           Consolidated Natural Gas                                                  400,781
         6,100           El Paso Energy Corp.                                                      234,850
         3,430           New Century Energies, Inc.                                                107,831
                                                                                                ----------
                                                                                                   995,321
                                                                                                ----------
                         TOTAL COMMON STOCKS
                         (Cost $10,179,628)                                                     $9,665,838
                                                                                                ==========

-------------

                    *   Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1999

                                                           INCOME + GROWTH                  OPPORTUNITY
                                                                 FUND                           FUND
ASSETS
  Investments in securities, at value -
     (Cost $39,997,183, $33,720,280, $1,527,009,
     $5,931,780 and $10,179,628, respectively -
     see statements)                                         $42,597,438                    $33,902,496
  Cash                                                             8,458                        136,677
  Receivables:
    SG Cowen Securities Corporation                                    -                              -
    Fund shares sold                                                 183                            380
    Investment Securities sold                                         -                        128,673
    Dividends and interest                                       113,172                         24,789
  Prepaid expenses                                                13,715                          9,306
  Deferred organization expenses -
     Note I (E)                                                        -                              -
                                                             -----------                    -----------
      TOTAL ASSETS                                            42,732,966                     34,202,321
                                                             -----------                    -----------
LIABILITIES
  Payables:
    SG Cowen Securities Corporation                               37,038                         36,047
    Fund shares purchased                                        183,373                        110,506
    Investment securities purchased                            2,017,744                        266,499
    Dividends - Note I (C)                                             -                              -
    Accrued expenses and other liabilities                        50,775                         55,047
                                                             -----------                    -----------
      TOTAL LIABILITIES                                        2,288,930                        468,099
                                                             -----------                    -----------
NET ASSETS                                                   $40,444,036                    $33,734,222
                                                             ===========                    ===========
Net Assets consist of:
  Paid-in capital                                            $36,502,058                    $43,409,397
  Accumulated undistributed net investment
     income                                                      162,338                              -
  Accumulated net realized gain (loss) on
     investments                                               1,179,385                     (9,857,391)
  Net unrealized appreciation (depreciation) on
     investments                                               2,600,255                        182,216
                                                             -----------                    -----------
NET ASSETS                                                   $40,444,036                    $33,734,222
                                                             ===========                    ===========
Class A
  Net Assets                                                 $34,115,792                    $19,787,286
  Outstanding shares of common stock, ($.001 par
     value)                                                    3,041,803                      1,660,405
  Net asset value per share                                  $     11.22                    $     11.92
  Maximum offering price per share                           $     11.78                    $     12.51
Class B
  Net assets                                                 $ 1,859,842                    $ 4,607,974
  Outstanding shares of common stock, ($.001 par
     value)                                                      167,065                        409,799
  Net asset value per share                                  $     11.13                    $     11.24
Class I
  Net assets                                                 $ 4,468,402                    $ 9,338,962
  Outstanding shares of common stock, ($.001 par
     value)                                                      396,722                        765,992
  Net asset value per share                                  $     11.26                    $     12.19

SEE NOTES TO FINANCIAL STATEMENTS

                             GOVERNMENT             INTERMEDIATE FIXED             LARGE CAP
                          SECURITIES FUND              INCOME FUND                 VALUE FUND

                             $1,478,763                 $5,738,623                $ 9,665,838
                                 47,048                     52,392                    247,905
                                  6,730                      3,918                      5,341
                                      -                          -                      1,716
                                  5,442                    239,879                          -
                                 16,748                     54,534                     10,758
                                  7,565                      8,360                      7,476

                                      -                          -                     66,412
                             ----------                 ----------                -----------
                              1,562,296                  6,097,706                 10,005,446
                             ----------                 ----------                -----------
                                      -                          -                          -
                                  2,511                    276,359                     53,619
                                      -                          -                    115,450
                                  1,052                      5,163                          -
                                 19,203                     23,928                     34,227
                             ----------                 ----------                -----------
                                 22,766                    305,450                    203,296
                             ----------                 ----------                -----------
                             $1,539,530                 $5,792,256                $ 9,802,150
                             ==========                 ==========                ===========
                             $1,565,366                 $6,050,645                $10,580,065
                                      -                          -                      7,826
                                 22,410                    (65,232)                  (271,951)

                                (48,246)                  (193,157)                  (513,790)
                             ----------                 ----------                -----------
                             $1,539,530                 $5,792,256                $ 9,802,150
                             ==========                 ==========                ===========
                             $1,416,605                 $5,251,496                $ 8,343,011

                                155,388                    575,339                    818,047
                             $     9.12                 $     9.13                $     10.20
                             $     9.57                 $     9.35                $     10.71
                                      -                 $  349,916                $   194,754

                                      -                     38,056                     19,070
                                      -                 $     9.19                $     10.21
                             $  122,925                 $  190,844                $ 1,264,385

                                 13,334                     20,981                    123,925
                             $     9.22                 $     9.10                $     10.20

                            Statements of Operations

                          Year Ended November 30, 1999

                                                               INCOME + GROWTH       OPPORTUNITY
                                                                     FUND                FUND
INVESTMENT INCOME
  Dividend Income                                                $ 1,613,863         $    255,200
  Interest Income                                                     29,404              105,416
                                                                 -----------         ------------
     Total Income                                                  1,643,267              360,616
                                                                 -----------         ------------
EXPENSES
  Investment management fee - Note 2(A)                              350,834              353,263
  Service fee - Class A - Note 2(C)                                   98,271               53,905
  Service and Distribution fees - Class B - Note 2(C)                 22,559               51,723
  Professional fees                                                   22,456               19,188
  Shareholder servicing fees
     Class A                                                          29,133               27,360
     Class B                                                           2,851                7,970
     Class I                                                           2,583                5,325
  Directors' fees and expenses - Note 2(D)                            25,915               25,883
  Federal and State registration fees                                 27,353               23,075
  Prospectus and shareholders' reports                                36,780               34,786
  Custodian fees                                                       4,427               14,510
  Amortization of organization expenses - Note 1(E)                        -                    -
  Bookkeeping Fees                                                         -                    -
  Miscellaneous                                                        4,293                6,370
                                                                 -----------         ------------
     Total Expenses                                                  627,455              623,358
     Less: Expenses waived and absorbed - Note 2(A, C, and
        D)                                                                 -                    -
                                                                 -----------         ------------
     Net Expenses                                                    627,455              623,358
                                                                 -----------         ------------
Net Investment Income (loss)                                       1,015,812             (262,742)
                                                                 -----------         ------------
Realized and Unrealized Gain (Loss) on investments - Note 3:
     Net realized gain (loss) on investments                       1,500,534           (5,881,274)
     Net Unrealized appreciation (depreciation) on
        investments                                               (2,939,529)          12,787,227
                                                                 -----------         ------------
Net Realized and Unrealized Gain (Loss) on Investments            (1,438,995)           6,905,953
                                                                 -----------         ------------
Net Increase (Decrease) in Net Assets resulting from
  Operations                                                     $  (423,183)        $  6,643,211
                                                                 ===========         ============

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  GOVERNMENT         INTERMEDIATE         LARGE CAP
                                                               SECURITIES FUND    FIXED INCOME FUND       VALUE FUND
INVESTMENT INCOME
  Dividend Income                                                 $       -           $ 106,980           $  262,845
  Interest Income                                                    99,331             334,121                5,301
                                                                  ---------           ---------           ----------
     Total Income                                                    99,331             441,101              268,146
                                                                  ---------           ---------           ----------
EXPENSES
  Investment management fee - Note 2(A)                               9,535              34,623               92,483
  Service fee - Class A - Note 2(C)                                   3,651              15,776               26,792
  Service and Distribution fees - Class B - Note 2(C)                     -               1,745                2,068
  Professional fees                                                  15,776              15,966               19,020
  Shareholder servicing fees
     Class A                                                          2,217               7,753               13,184
     Class B                                                              -                 732                  498
     Class I                                                            662                 750                1,355
  Directors' fees and expenses - Note 2(D)                           24,510              24,510               23,999
  Federal and State registration fees                                27,783              27,463               35,434
  Prospectus and shareholders' reports                               17,013              19,468               40,060
  Custodian fees                                                      2,792               4,000                    -
  Amortization of organization expenses - Note 1(E)                       -                   -               21,539
  Bookkeeping Fees                                                        -                   -               16,093
  Miscellaneous                                                         329                 842                1,927
                                                                  ---------           ---------           ----------
     Total Expenses                                                 104,268             153,628              294,452
     Less: Expenses waived and absorbed - Note 2(A, C, and
        D)                                                          (97,911)           (108,409)            (145,981)
                                                                  ---------           ---------           ----------
     Net Expenses                                                     6,357              45,219              148,471
                                                                  ---------           ---------           ----------
Net Investment Income (loss)                                         92,974             395,882              119,675
                                                                  ---------           ---------           ----------
Realized and Unrealized Gain (Loss) on investments - Note 3:
     Net realized gain (loss) on investments                         24,932              31,217             (233,080)
     Net Unrealized appreciation (depreciation) on
        investments                                                (138,314)           (508,655)           1,134,859
                                                                  ---------           ---------           ----------
Net Realized and Unrealized Gain (Loss) on Investments             (113,382)           (477,438)             901,779
                                                                  ---------           ---------           ----------
Net Increase (Decrease) in Net Assets resulting from
  Operations                                                      $ (20,408)          $ (81,556)          $1,021,454
                                                                  =========           =========           ==========

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       INCOME + GROWTH
                                                                             FUND
                                                     ----------------------------------------------------
                                                                          YEAR ENDED
                                                                         NOVEMBER 30,
                                                             1999                            1998
OPERATIONS:

  Net investment income                                  $  1,015,812                    $  1,389,104

  Net realized gain on investments                          1,500,534                       3,036,017

  Net unrealized depreciation on investments               (2,939,529)                     (2,004,575)
                                                         ------------                    ------------

  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                (423,183)                      2,420,546
                                                         ------------                    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                                  (901,584)                     (1,180,546)

    Class B                                                   (32,590)                        (62,786)

    Class I                                                  (133,858)                       (215,316)

  Net realized gains on investments

    Class A                                                (2,550,390)                     (9,027,631)

    Class B                                                  (150,273)                       (739,839)

    Class I                                                  (334,097)                     (1,694,332)
                                                         ------------                    ------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (4,102,792)                    (12,920,450)
                                                         ------------                    ------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                   931,213                       2,185,781

  Net asset value of shares issued in
    reinvestments of distributions                          3,912,420                      12,156,461

  Cost of shares redeemed                                 (13,147,008)                    (20,874,108)
                                                         ------------                    ------------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                           (8,303,375)                     (6,531,866)
                                                         ------------                    ------------

  TOTAL DECREASE IN NET ASSETS                            (12,829,350)                    (17,031,770)
NET ASSETS:

  Beginning of year                                        53,273,386                      70,305,156
                                                         ------------                    ------------

  End of year                                            $ 40,444,036                    $ 53,273,386
                                                         ============                    ============

  Undistributed net investment income                    $    162,338                    $    214,558
                                                         ============                    ============

SEE NOTES TO FINANCIAL STATEMENTS

                                                                       OPPORTUNITY FUND
                                                     ----------------------------------------------------
                                                                          YEAR ENDED
                                                                         NOVEMBER 30,
                                                             1999                            1998
OPERATIONS:

  Net investment loss                                    $   (262,742)                   $   (536,186)

  Net realized loss on investments                         (5,881,274)                     (3,542,215)

  Net unrealized appreciation (depreciation)
    on investments                                         12,787,227                     (17,068,140)
                                                         ------------                    ------------

  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                               6,643,211                     (21,146,541)
                                                         ------------                    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net realized gains on investments

    Class A                                                         -                      (9,734,658)

    Class B                                                         -                      (1,954,564)

    Class I                                                         -                      (9,241,687)
                                                         ------------                    ------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               -                     (20,930,909)
                                                         ------------                    ------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                 5,021,001                      12,413,889

  Net asset value of shares issued in
    reinvestments of distributions                                  -                      20,168,020

  Cost of shares redeemed                                 (31,122,508)                    (55,694,070)
                                                         ------------                    ------------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                          (26,101,507)                    (23,112,161)
                                                         ------------                    ------------

  TOTAL DECREASE IN NET ASSETS                            (19,458,296)                    (65,189,611)
NET ASSETS:

  Beginning of year                                        53,192,518                     118,382,129
                                                         ------------                    ------------

  End of year                                            $ 33,734,222                    $ 53,192,518
                                                         ============                    ============

SEE NOTES TO FINANCIAL STATEMENTS

                                                                          GOVERNMENT
                                                                       SECURITIES FUND
                                                     ----------------------------------------------------
                                                                          YEAR ENDED
                                                                         NOVEMBER 30,
                                                             1999                            1998
OPERATIONS:

  Net investment income                                   $   92,974                     $   146,315

  Net realized gain on investments                            24,932                          38,276

  Net unrealized appreciation (depreciation)
    on investments                                          (138,314)                         72,883
                                                          ----------                     -----------

  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                (20,408)                        257,474
                                                          ----------                     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                                  (85,424)                       (142,150)

    Class I                                                   (7,550)                         (4,165)

  Net realized gains on investments

    Class A                                                  (37,726)                        (10,775)

    Class I                                                   (3,070)                           (197)
                                                          ----------                     -----------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (133,770)                       (157,287)
                                                          ----------                     -----------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                  119,779                         105,815

  Net asset value of shares issued in
    reinvestments of distributions                           115,860                         144,861

  Cost of shares redeemed                                   (211,173)                     (2,178,322)
                                                          ----------                     -----------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                                 24,466                      (1,927,646)
                                                          ----------                     -----------

  TOTAL DECREASE IN NET ASSETS                              (129,712)                     (1,827,459)
NET ASSETS:

  Beginning of year                                        1,669,242                       3,496,701
                                                          ----------                     -----------

  End of year                                             $1,539,530                     $ 1,669,242
                                                          ==========                     ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                                      INTERMEDIATE FIXED
                                                                         INCOME FUND
                                                     ----------------------------------------------------
                                                                          YEAR ENDED
                                                                         NOVEMBER 30,
                                                             1999                            1998
OPERATIONS:

  Net investment income                                  $   395,882                     $   556,609

  Net realized gain on investments                            31,217                         162,727

  Net unrealized appreciation (depreciation)
    on investments                                          (508,655)                        179,663
                                                         -----------                     -----------

  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                (81,556)                        898,999
                                                         -----------                     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                                 (361,697)                       (485,699)

    Class B                                                  (19,407)                        (30,785)

    Class I                                                  (15,855)                        (40,125)
                                                         -----------                     -----------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (396,959)                       (556,609)
                                                         -----------                     -----------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                  241,825                         814,243

  Net asset value of shares issued in
    reinvestments of distributions                           329,450                         469,619

  Cost of shares redeemed                                 (2,999,112)                     (3,599,456)
                                                         -----------                     -----------

  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                          (2,427,837)                     (2,315,594)
                                                         -----------                     -----------

  TOTAL DECREASE IN NET ASSETS                            (2,906,352)                     (1,973,204)
NET ASSETS:

  Beginning of year                                        8,698,608                      10,671,812
                                                         -----------                     -----------

  End of year                                            $ 5,792,256                     $ 8,698,608
                                                         ===========                     ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                                         LARGE CAP
                                                                        VALUE FUND
                                                 ---------------------------------------------------------
                                                                                         PERIOD FROM
                                                                                       JANUARY 2, 1998
                                                          YEAR                          (COMMENCEMENT
                                                         ENDED                         OF OPERATIONS)
                                                      NOVEMBER 30,                     TO NOVEMBER 30,
                                                          1999                              1998
OPERATIONS:

  Net investment income                               $    119,675                      $    105,345

  Net realized loss on investments                        (233,080)                          (38,871)

  Net unrealized appreciation (depreciation)
    on investments                                       1,134,859                        (1,648,649)
                                                      ------------                      ------------

  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            1,021,454                        (1,582,175)
                                                      ------------                      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                               (112,922)                          (78,185)

    Class B                                                   (480)                             (109)

    Class I                                                (16,916)                           (8,582)
                                                      ------------                      ------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (130,318)                          (86,876)
                                                      ------------                      ------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                912,613                        17,852,421

  Net asset value of shares issued in
    reinvestments of distributions                         129,888                            86,029

  Cost of shares redeemed                               (5,491,773)                       (2,909,113)
                                                      ------------                      ------------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                           (4,449,272)                       15,029,337
                                                      ------------                      ------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS               (3,558,136)                       13,360,286
NET ASSETS:

  Beginning of period                                   13,360,286                                 -
                                                      ------------                      ------------

  End of period                                       $  9,802,150                      $ 13,360,286
                                                      ============                      ============

  Undistributed net investment income                 $      7,826                      $     18,469
                                                      ============                      ============

SEE NOTES TO FINANCIAL STATEMENTS

                                 SG COWEN FUNDS

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: SG Cowen Income + Growth Fund, Inc. ("CIG"), SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. SG Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the SG Cowen Intermediate Fixed Income Fund ("CIFIF"), SG Cowen Government Securities Fund ("CGSF"), and SG Cowen Opportunity Fund ("COF"). SG Cowen Series Funds, Inc. operates as a series company currently issuing common stock representing its portfolio designated as the SG Cowen Large Cap Value Fund ("LgCapValue"). Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of SG Cowen continuing to provide investment management services to the Funds, and Funds Distributor Inc. has served as the new principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares. Additionally, effective as of July 1, 1998, the names of the Funds have been changed, as indicated above, in order to reflect the Funds' new management by SG Cowen. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF, CGSF and LgCapValue. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO VALUATION: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) DIVIDENDS TO SHAREHOLDERS: Dividends for CIG, COF, and LgCapValue are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1999, COF, CIFIF and LgCapValue had unused capital loss carryovers of approximately $3,800,000, $67,000 and $267,000,

                                 SG COWEN FUNDS

NOTE 1 - (CONTINUED)

respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2006 ($2,200,000) and fiscal 2007 ($1,600,000) in fiscal 2005 ($67,000), and in fiscal 2006 ($34,000) and fiscal 2007 ($233,000), respectively.

  (E) DEFERRED ORGANIZATION EXPENSES: Organization expenses paid by LgCapValue are being amortized to operations from January 2, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by SG Cowen in connection with the organization of the Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time or redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of November 30, 1999, COF reclassified $262,742 from accumulated undistributed net investment loss to paid-in capital. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) OPTIONS TRANSACTIONS: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
AFFILIATES: (A) INVESTMENT MANAGEMENT FEE: Fees paid by the Funds to SG Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50%, .60% and .75% for CIG, COF, CIFIF, CGSF and LgCapValue, respectively, of the average daily value of each Fund's net assets. SG Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .14% from December 1, 1996 through March 31, 1998, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .13% from December 1, 1996 through March 31, 1997 and .03% from April 1, 1997 through March 31, 1998.

  With respect to LgCapValue, SG Cowen has voluntarily reimbursed all expenses, other than Investment Management Fee and distribution fees, in excess of .22% of the average daily value of its net assets since its inception.

                                 SG COWEN FUNDS

NOTE 2 - (CONTINUED)

  With respect to CGSF and CIFIF, SG Cowen has voluntarily waived its Investment Management Fee for the period from December 1, 1996 through November 30, 1999. With respect to CGSF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and .50% of the Class B distribution fee. With respect to CIFIF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and its service and distribution fees. The directors fees are being waived by directors of both Funds.

  SG Cowen has agreed to maintain these fee and expense reimbursement arrangements for CGSF, CIFIF and LgCapValue through March 31, 2000 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as a selected dealer during the year ended November 30, 1999, SG Cowen earned $2,960, $4,288, $2,450, $81 and $1,845 of commissions on sales of the shares of CIG, COF, CGSF, CIFIF and LgCapValue, respectively.

  (C) SHAREHOLDER SERVICING AND DISTRIBUTION PLANS (THE "PLAN"): SG Cowen (until June 30, 1998 and Funds Distributor Inc. after that date) is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly-service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid to persons who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to SG Cowen (until June 30, 1998 and Funds Distributor, Inc. after that date) a monthly distribution fee at the annual rate of .75% for CIG, COF, CGSF and LgCapValue and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with SG Cowen Funds in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by SG Cowen, and the payments may exceed expenses actually incurred by SG Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of SG Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses;

                                 SG COWEN FUNDS

NOTE 2 - (CONTINUED)

however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as SG Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 1999, was as follows:

                           CIG           COF         CGSF
-----------------------------------------------------------
Purchases              $32,392,201   $56,907,035   $849,641
-----------------------------------------------------------
Sales                  $40,410,486   $83,961,994   $820,868
-----------------------------------------------------------

                         CIFIF       LGCAP VALUE
--------------------------------------------------
Purchases              $1,015,346    $ 6,254,775
--------------------------------------------------
Sales                  $3,340,413    $10,086,277
--------------------------------------------------

  At November 30, 1999, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments), except that due to wash sale transactions, the cost of investments for COF was approximately $39,700,000.

  At November 30, 1999, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                          CIG          COF         CGSF
---------------------------------------------------------
Gross Unrealized
 Appreciation          $4,759,297   $3,968,050   $  1,569
Gross Unrealized
 Depreciation           2,159,042    3,785,834     49,815
---------------------------------------------------------
Net                    $2,600,255   $  182,216   $(48,246)
---------------------------------------------------------

                         CIFIF      LGCAP VALUE
-------------------------------------------------
Gross Unrealized
 Appreciation          $   1,172     $  932,286
Gross Unrealized
 Depreciation            194,329      1,446,076
-------------------------------------------------
Net                    $(193,157)    $ (513,790)
-------------------------------------------------

                                 SG COWEN FUNDS

NOTE 4 - COMMON STOCK TRANSACTIONS: At November 30, 1999, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

SG COWEN INCOME + GROWTH FUND, INC.

                                                     YEAR ENDED NOVEMBER 30, 1999
                              --------------------------------------------------------------------------
                                      CLASS A                   CLASS B                  CLASS I
                              ------------------------   ---------------------   -----------------------
                               SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                              ---------   ------------   ---------   ---------   ---------   -----------
Shares Sold                     13,646    $    157,562      4,188    $ 48,607      62,387    $   725,044
Dividends Reinvested           288,602       3,288,339     15,539     175,522      39,214        448,559
                              ---------   ------------   --------    ---------   ---------   -----------
                               302,248       3,445,901     19,727     224,129     101,601      1,173,603
Shares Redeemed               (879,515)    (10,182,257)   (74,020)   (852,426)   (182,861)    (2,112,325)
                              ---------   ------------   --------    ---------   ---------   -----------
Net Decrease                  (577,267)   $ (6,736,356)   (54,293)   $(628,297)   (81,260)   $  (938,722)
                              =========   ============   ========    =========   =========   ===========

                                                     YEAR ENDED NOVEMBER 30, 1998
                            ------------------------------------------------------------------------------
                                     CLASS A                     CLASS B                   CLASS I
                            --------------------------   -----------------------   -----------------------
                              SHARES         AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                            -----------   ------------   ---------   -----------   ---------   -----------
Shares Sold                      66,898   $    842,445     11,942    $   148,973     95,443    $ 1,194,363
Dividends Reinvested            797,851      9,628,793     64,869        778,531    144,276      1,749,137
                            -----------   ------------   ---------   -----------   ---------   -----------
                                864,749     10,471,238     76,811        927,504    239,719      2,943,500
Shares Redeemed              (1,051,071)   (12,860,553)  (165,009)    (2,038,404)  (476,482)    (5,975,151)
                            -----------   ------------   ---------   -----------   ---------   -----------
Net Decrease                   (186,322)  $ (2,389,315)   (88,198)   $(1,110,900)  (236,763)   $(3,031,651)
                            ===========   ============   =========   ===========   =========   ===========

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN OPPORTUNITY FUND

                                                   YEAR ENDED NOVEMBER 30, 1999
                         ---------------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS I
                         --------------------------   -----------------------   --------------------------
                           SHARES         AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                         -----------   ------------   ---------   -----------   -----------   ------------
Shares Sold                   23,861   $    270,670      1,099    $    13,036       412,300   $  4,737,295
Dividends Reinvested               -              -          -              -             -              -
                         -----------   ------------   ---------   -----------   -----------   ------------
                              23,861        270,670      1,099         13,036       412,300      4,737,295
Shares Redeemed           (1,148,066)   (11,896,032)  (236,357)    (2,325,681)   (1,506,131)   (16,900,795)
                         -----------   ------------   ---------   -----------   -----------   ------------
Net Decrease              (1,124,205)  $(11,625,362)  (235,258)   $(2,312,645)   (1,093,831)  $(12,163,500)
                         ===========   ============   =========   ===========   ===========   ============

                                                   YEAR ENDED NOVEMBER 30, 1998
                         ---------------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS I
                         --------------------------   -----------------------   --------------------------
                           SHARES         AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                         -----------   ------------   ---------   -----------   -----------   ------------
Shares Sold                  105,810   $  1,273,618     25,685    $   318,364       823,633   $ 10,821,907
Dividends Reinvested         715,467      9,107,891    155,170      1,893,068       708,428      9,167,061
                         -----------   ------------   ---------   -----------   -----------   ------------
                             821,277     10,381,509    180,855      2,211,432     1,532,061     19,988,968
Shares Redeemed           (1,364,015)   (16,830,066)  (203,541)    (2,378,860)   (2,844,314)   (36,485,144)
                         -----------   ------------   ---------   -----------   -----------   ------------
Net Decrease                (542,738)  $ (6,448,557)   (22,686)   $  (167,428)   (1,312,253)  $(16,496,176)
                         ===========   ============   =========   ===========   ===========   ============

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN GOVERNMENT SECURITIES FUND

                                                     YEAR ENDED NOVEMBER 30, 1999
                                 ---------------------------------------------------------------------
                                        CLASS A                 CLASS B                 CLASS I
                                 ---------------------   ---------------------   ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------   ---------   ---------   ---------   ---------   ---------
Shares Sold                         6,106    $ 58,287           -           -       6,447    $ 61,492
Dividends Reinvested               11,330     107,639           -           -         858       8,221
                                 --------    ---------   ---------   ---------    -------    --------
                                   17,436     165,926           -           -       7,305      69,713
Shares Redeemed                   (15,780)   (149,475)          -           -      (6,472)    (61,698)
                                 --------    ---------   ---------   ---------    -------    --------
Net Increase                        1,656    $ 16,451           -           -         833    $  8,015
                                 ========    =========   =========   =========    =======    ========

                                                     YEAR ENDED NOVEMBER 30, 1998
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                        4,447    $    43,248          -           -      6,269      $62,567
Dividends Reinvested              14,460        140,506          -           -        439        4,355
                                ---------   -----------   ---------   ---------    ------      -------
                                  18,907        183,754          -           -      6,708       66,922
Shares Redeemed                 (223,565)    (2,171,094)         -           -       (742)      (7,228)
                                ---------   -----------   ---------   ---------    ------      -------
Net Increase (Decrease)         (204,658)   $(1,987,340)         -           -      5,966      $59,694
                                =========   ===========   =========   =========    ======      =======

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN INTERMEDIATE FIXED INCOME FUND

                                                     YEAR ENDED NOVEMBER 30, 1999
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       11,475    $   110,945      6,800    $ 63,439       7,161    $  67,441
Dividends Reinvested              31,360        296,909      1,842      17,535       1,587       15,006
                                ---------   -----------   --------    ---------   --------    ---------
                                  42,835        407,854      8,642      80,974       8,748       82,447
Shares Redeemed                 (250,427)    (2,390,018)   (30,464)   (298,236)    (32,514)    (310,858)
                                ---------   -----------   --------    ---------   --------    ---------
Net Decrease                    (207,592)   $(1,982,164)   (21,822)   $(217,262)   (23,766)   $(228,411)
                                =========   ===========   ========    =========   ========    =========

                                                     YEAR ENDED NOVEMBER 30, 1998
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       62,313    $   596,958      9,711    $ 93,993      13,024    $ 123,292
Dividends Reinvested              43,194        415,034      1,781      17,249       3,905       37,336
                                ---------   -----------   --------    ---------   --------    ---------
                                 105,507      1,011,992     11,492     111,242      16,929      160,628
Shares Redeemed                 (308,574)    (2,985,623)   (17,594)   (168,968)    (46,397)    (444,865)
                                ---------   -----------   --------    ---------   --------    ---------
Net Decrease                    (203,067)   $(1,973,631)    (6,102)   $(57,726)    (29,468)   $(284,237)
                                =========   ===========   ========    =========   ========    =========

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN LARGE CAP VALUE FUND

                                                     YEAR ENDED NOVEMBER 30, 1999
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       11,507    $   120,124     3,542      $32,116      75,303    $ 760,373
Dividends Reinvested              11,197        112,494        49          480       1,665       16,914
                                ---------   -----------    ------      -------    --------    ---------
                                  22,704        232,618     3,591       32,596      76,968      777,287
Shares Redeemed                 (467,958)    (4,714,975)   (1,717)     (17,290)    (73,896)    (759,508)
                                ---------   -----------    ------      -------    --------    ---------
Net Increase (Decrease)         (445,254)   $(4,482,357)    1,874      $15,306       3,072    $  17,779
                                =========   ===========    ======      =======    ========    =========

                                                    PERIOD ENDED NOVEMBER 30, 1998
                               -------------------------------------------------------------------------
                                       CLASS A                   CLASS B                 CLASS I
                               ------------------------   ---------------------   ----------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                               ----------   -----------   ---------   ---------   ---------   ----------
Shares Sold                     1,506,814   $16,004,343     25,536    $260,462     152,955    $1,587,616
Dividends Reinvested                8,038        77,339         12         109         880         8,581
                               ----------   -----------    -------    --------    --------    ----------
                                1,514,852    16,081,682     25,548     260,571     153,835     1,596,197
Shares Redeemed                  (251,551)   (2,493,403)    (8,352)    (83,023)    (32,982)     (332,687)
                               ----------   -----------    -------    --------    --------    ----------
Net Increase                    1,263,301   $13,588,279     17,196    $177,548     120,853    $1,263,510
                               ==========   ===========    =======    ========    ========    ==========

                                 SG COWEN FUNDS

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                                   SG COWEN INCOME + GROWTH
                                                                     FUND, INC. - CLASS A
                                                     ----------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                                     ----------------------------------------------------
                                                       1999       1998       1997       1996       1995
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                  $ 12.34    $ 14.55    $ 14.40    $ 13.19    $ 10.62
                                                     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.26       0.29       0.36       0.48       0.51
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.39)      0.19       1.97       1.74       2.54
                                                     -------    -------    -------    -------    -------
  Net from Investment Operations                       (0.13)      0.48       2.33       2.22       3.05
                                                     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.27)     (0.30)     (0.36)     (0.52)     (0.48)
  Distributions from Net Realized Gains on
   Investments                                         (0.72)     (2.39)     (1.82)     (0.49)         -
                                                     -------    -------    -------    -------    -------
  Total Distributions                                  (0.99)     (2.69)     (2.18)     (1.01)     (0.48)
                                                     -------    -------    -------    -------    -------
NET ASSET VALUE
  End of Year                                        $ 11.22    $ 12.34    $ 14.55    $ 14.40    $ 13.19
                                                     =======    =======    =======    =======    =======
Total Return(5)                                        (1.12)%     3.98%     19.21%     17.86%     29.50%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                           $34,116    $44,643    $55,383    $52,502    $49,298
  Ratio of Expenses to Average Net Assets               1.33%      1.20%      1.21%      1.24%      1.31%
  Ratio of Investment Income - Net to Average Net
   Assets                                               2.18%      2.22%      2.65%      3.56%      4.29%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                  -       0.05%      0.14%      0.15%      0.19%
  Portfolio Turnover Rate                                 71%        62%        75%        79%        72%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                        SG COWEN INCOME + GROWTH
                                                                          FUND, INC. - CLASS B
                                                          ----------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                          ----------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                          --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                        $12.24     $14.46     $14.31     $13.14     $10.58
                                                           ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                    0.15       0.17       0.27       0.37       0.42
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.37)      0.20       1.95       1.73       2.54
                                                           ------     ------     ------     ------     ------
  Net from Investment Operations                            (0.22)      0.37       2.22       2.10       2.96
                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      (0.17)     (0.20)     (0.25)     (0.44)     (0.40)
  Distributions from Net Realized Gains on Investments      (0.72)     (2.39)     (1.82)     (0.49)         -
                                                           ------     ------     ------     ------     ------
  Total Distributions                                       (0.89)     (2.59)     (2.07)     (0.93)     (0.40)
                                                           ------     ------     ------     ------     ------
NET ASSET VALUE
  End of Year                                              $11.13     $12.24     $14.46     $14.31     $13.14
                                                           ======     ======     ======     ======     ======
Total Return(5)                                             (1.89)%     3.11%     18.34%     16.89%     28.49%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                 $1,860     $2,711     $4,478     $2,581     $1,453
  Ratio of Expenses to Average Net Assets                    2.14%      1.97%      1.99%      2.04%      2.07%
  Ratio of Investment Income - Net to Average Net Assets     1.38%      1.43%      1.84%      2.76%      3.44%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                       -       0.06%      0.14%      0.15%      0.19%
  Portfolio Turnover Rate                                      71%        62%        75%        79%        72%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                          SG COWEN INCOME + GROWTH FUND, INC. - CLASS I
                                                       ----------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,
                                                       ----------------------------------------------------
                                                        1999       1998       1997       1996       1995
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                     $12.39     $14.61    $ 14.45    $ 13.23    $ 10.62
                                                        ------     ------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                 0.31       0.35       0.41       0.58       0.52
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           (0.42)      0.16       1.97       1.69       2.59
                                                        ------     ------    -------    -------    -------
  Net from Investment Operations                         (0.11)      0.51       2.38       2.27       3.11
                                                        ------     ------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                   (0.30)     (0.34)     (0.40)     (0.56)     (0.50)
  Distributions from Net Realized Gains on
   Investments                                           (0.72)     (2.39)     (1.82)     (0.49)         -
                                                        ------     ------    -------    -------    -------
  Total Distributions                                    (1.02)     (2.73)     (2.22)     (1.05)     (0.50)
                                                        ------     ------    -------    -------    -------
NET ASSET VALUE
  End of Year                                           $11.26     $12.39    $ 14.61    $ 14.45    $ 13.23
                                                        ======     ======    =======    =======    =======
Total Return(5)                                          (0.92)%     4.22%     19.57%     18.25%     29.99%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                              $4,468     $5,920    $10,444    $11,733    $19,309
  Ratio of Expenses to Average Net Assets                 1.06%      0.91%      1.05%      0.90%      0.96%
  Ratio of Investment Income - Net to Average Net
   Assets                                                 2.45%      2.50%      2.98%      3.90%      4.66%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                    -       0.06%      0.14%      0.16%      0.19%
  Portfolio Turnover Rate                                   71%        62%        75%        79%        72%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                 SG COWEN OPPORTUNITY FUND -
                                                                           CLASS A
                                                     ----------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                                     ----------------------------------------------------
                                                       1999       1998       1997       1996       1995
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                  $ 10.05    $ 16.47    $ 16.61    $ 13.13    $ 12.98
                                                     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net (2)                   (0.07)     (0.08)     (0.08)     (0.07)     (0.04)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          1.94      (3.40)      2.00       3.86       0.97
                                                     -------    -------    -------    -------    -------
  Net from Investment Operations                        1.87      (3.48)      1.92       3.79       0.93
                                                     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                     -          -          -          -          -
  Distributions from Net Realized Gains on
   Investments                                             -      (2.94)     (2.06)     (0.31)     (0.78)
                                                     -------    -------    -------    -------    -------
  Total Distributions                                      -      (2.94)     (2.06)     (0.31)     (0.78)
                                                     -------    -------    -------    -------    -------
NET ASSET VALUE
  End of Year                                        $ 11.92    $ 10.05    $ 16.47    $ 16.61    $ 13.13
                                                     =======    =======    =======    =======    =======
Total Return(5)                                        18.61%    (24.89)%    13.55%     29.63%      7.91%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                           $19,787    $27,978    $54,809    $43,950    $38,724
  Ratio of Expenses to Average Net Assets               1.59%      1.46%      1.38%      1.39%      1.43%
  Ratio of Investment Loss - Net to Average Net
   Assets                                              (0.67)%    (0.67)%    (0.53)%    (0.46)%    (0.28)%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                  -       0.01%      0.06%      0.16%      0.22%
  Portfolio Turnover Rate                                150%       124%       159%       182%       148%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                     SG COWEN OPPORTUNITY FUND -
                                                                               CLASS B
                                                         ----------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                                         ----------------------------------------------------
                                                           1999       1998       1997       1996       1995
                                                         --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                       $ 9.55     $15.92    $ 16.23     $12.93     $12.91
                                                          ------     ------    -------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(2)                        (0.15)     (0.18)     (0.20)     (0.18)     (0.14)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              1.84      (3.25)      1.95       3.79       0.94
                                                          ------     ------    -------     ------     ------
  Net from Investment Operations                            1.69      (3.43)      1.75       3.61       0.80
                                                          ------     ------    -------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                         -          -          -          -          -
  Distributions from Net Realized Gains on Investments         -      (2.94)     (2.06)     (0.31)     (0.78)
                                                          ------     ------    -------     ------     ------
  Total Distributions                                          -      (2.94)     (2.06)     (0.31)     (0.78)
                                                          ------     ------    -------     ------     ------
NET ASSET VALUE
  End of Year                                             $11.24     $ 9.55    $ 15.92     $16.23     $12.93
                                                          ======     ======    =======     ======     ======
Total Return(5)                                            17.70%    (25.56)%    12.72%     28.67%      6.97%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                $4,608     $6,163    $10,629     $8,794     $6,455
  Ratio of Expenses to Average Net Assets                   2.37%      2.26%      2.15%      2.17%      2.19%
  Ratio of Investment Loss - Net to Average Net Assets     (1.45)%    (1.47)%    (1.31)%    (1.24)%    (1.06)%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                      -       0.01%      0.06%      0.16%      0.22%
  Portfolio Turnover Rate                                    150%       124%       159%       182%       148%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                  SG COWEN OPPORTUNITY FUND -
                                                                            CLASS I
                                                      ----------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,
                                                      ----------------------------------------------------
                                                        1999       1998       1997       1996       1995
                                                      --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                    $10.24    $ 16.69    $ 16.77    $ 13.20    $ 12.99
                                                       ------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(2)                     (0.04)     (0.04)     (0.03)     (0.01)      0.01
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.99      (3.47)      2.01       3.89       0.98
                                                       ------    -------    -------    -------    -------
  Net from Investment Operations                         1.95      (3.51)      1.98       3.88       0.99
                                                       ------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      -          -          -          -          -
  Distributions from Net Realized Gains on
   Investments                                              -      (2.94)     (2.06)     (0.31)     (0.78)
                                                       ------    -------    -------    -------    -------
  Total Distributions                                       -      (2.94)     (2.06)     (0.31)     (0.78)
                                                       ------    -------    -------    -------    -------
NET ASSET VALUE
  End of Year                                          $12.19    $ 10.24    $ 16.69    $ 16.77    $ 13.20
                                                       ======    =======    =======    =======    =======
Total Return(5)                                         19.04%    (24.71)%    13.82%     30.17%      8.40%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $9,339    $19,051    $52,944    $40,369    $19,264
  Ratio of Expenses to Average Net Assets                1.27%      1.14%      1.02%      1.01%      1.03%
  Ratio of Investment Income (Loss) - Net Assets        (0.35)%    (0.34)%    (0.19)%    (0.07)%     0.11%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                   -       0.01%      0.06%      0.15%      0.22%
  Portfolio Turnover Rate                                 150%       124%       159%       182%       148%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                          SG COWEN GOVERNMENT
                                                                       SECURITIES FUND - CLASS A
                                                          ----------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                          ----------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                          --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                        $10.03     $ 9.58     $ 9.59     $ 9.83     $ 9.17
                                                           ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                    0.55       0.55       0.61       0.64       0.69
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.66)      0.48      (0.01)     (0.24)      0.66
                                                           ------     ------     ------     ------     ------
  Net from Investment Operations                            (0.11)      1.03       0.60       0.40       1.35
                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      (0.55)     (0.55)     (0.61)     (0.64)     (0.69)
  Distributions from Net Realized Gains on Investments      (0.25)     (0.03)         -          -          -
                                                           ------     ------     ------     ------     ------
  Total Distributions                                       (0.80)     (0.58)     (0.61)     (0.64)     (0.69)
                                                           ------     ------     ------     ------     ------
NET ASSET VALUE
  End of Year                                              $ 9.12     $10.03     $ 9.58     $ 9.59     $ 9.83
                                                           ======     ======     ======     ======     ======
Total Return(5)                                             (1.17)%    11.13%      6.55%      4.34%     15.23%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                 $1,417     $1,542     $3,433     $2,631     $3,945
  Ratio of Expenses to Average Net Assets                    0.40%      0.40%      0.40%      0.34%      0.22%
  Ratio of Investment Income - Net to Average Net Assets     5.85%      5.71%      6.47%      6.72%      7.08%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived            0.85%      0.85%      0.85%      0.85%      0.85%
    Other Expenses Waived or Absorbed                        5.31%      2.62%      2.70%      2.72%      3.63%
  Portfolio Turnover Rate                                      53%        69%       184%       107%       289%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                          SG COWEN GOVERNMENT
                                                                       SECURITIES FUND -- CLASS I
                                                          ----------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                          ----------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                          --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                        $10.15     $ 9.70     $ 9.71     $ 9.94     $ 9.17
                                                           ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                    0.56       0.56       0.62       0.65       0.70
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.68)      0.48      (0.01)     (0.23)      0.77
                                                           ------     ------     ------     ------     ------
  Net from Investment Operations                            (0.12)      1.04       0.61       0.42       1.47
                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      (0.56)     (0.56)     (0.62)     (0.65)     (0.70)
  Distributions from Net Realized Gains on Investments      (0.25)     (0.03)         -          -          -
                                                           ------     ------     ------     ------     ------
  Total Distributions                                       (0.81)     (0.59)     (0.62)     (0.65)     (0.70)
                                                           ------     ------     ------     ------     ------
NET ASSET VALUE
  End of Year                                              $ 9.22     $10.15     $ 9.70     $ 9.71     $ 9.94
                                                           ======     ======     ======     ======     ======
Total Return(5)                                             (1.30)%    11.04%      6.55%      4.48%     16.52%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                 $  123     $  127     $   63     $   93     $   45
  Ratio of Expenses to Average Net Assets                    0.40%      0.40%      0.40%      0.36%      0.20%
  Ratio of Investment Income - Net to Average Net Assets     5.86%      5.60%      6.49%      6.75%      7.12%
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived                        0.60%      0.60%      0.60%      0.60%      0.60%
    Other Expenses Waived or Absorbed                        5.63%      3.66%      3.06%      3.14%      5.14%
  Portfolio Turnover Rate                                      53%        69%       184%       107%       289%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                    SG COWEN INTERMEDIATE FIXED
                                                                       INCOME FUND - CLASS A
                                                        ----------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                        ----------------------------------------------------
                                                          1999       1998       1997       1996       1995
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                      $ 9.80     $ 9.47     $ 9.47    $  9.71    $  9.12
                                                         ------     ------     ------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                  0.54       0.53       0.59       0.63       0.67
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            (0.67)      0.33          -      (0.15)      0.59
                                                         ------     ------     ------    -------    -------
  Net from Investment Operations                          (0.13)      0.86       0.59       0.48       1.26
                                                         ------     ------     ------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                    (0.54)     (0.53)     (0.59)     (0.63)     (0.67)
  Distributions from Net Realized Gains on Investments       --          -          -      (0.09)         -
                                                         ------     ------     ------    -------    -------
  Total Distributions                                     (0.54)     (0.53)     (0.59)     (0.72)     (0.67)
                                                         ------     ------     ------    -------    -------
NET ASSET VALUE
  End of Year                                            $ 9.13     $ 9.80     $ 9.47    $  9.47    $  9.71
                                                         ======     ======     ======    =======    =======
Total Return(5)                                           (1.35)%     9.38%      6.47%      5.21%     14.22%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                               $5,251     $7,671     $9,341    $11,885    $14,667
  Ratio of Expenses to Average Net Assets                  0.65%      0.65%      0.65%      0.59%      0.47%
  Ratio of Investment Income - Net to Average Net
   Assets                                                  5.72%      5.58%      6.29%      6.61%      6.90%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived          0.50%      0.50%      0.50%      0.50%      0.50%
    Other Expenses Waived or Absorbed                      1.05%      0.51%      0.60%      0.52%      0.86%
  Portfolio Turnover Rate                                    15%        64%        92%       110%       264%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                      SG COWEN INTERMEDIATE FIXED
                                                                         INCOME FUND - CLASS B
                                                          ----------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                          ----------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                          --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                        $ 9.87     $ 9.54     $ 9.54     $ 9.78     $ 9.17
                                                           ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                    0.52       0.51       0.53       0.61       0.65
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.68)      0.33          -      (0.15)      0.61
                                                           ------     ------     ------     ------     ------
  Net from Investment Operations                            (0.16)      0.84       0.53       0.46       1.26
                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      (0.52)     (0.51)     (0.53)     (0.61)     (0.65)
  Distributions from Net Realized Gains on Investments          -          -          -      (0.09)         -
                                                           ------     ------     ------     ------     ------
  Total Distributions                                       (0.52)     (0.51)     (0.53)     (0.70)     (0.65)
                                                           ------     ------     ------     ------     ------
NET ASSET VALUE
  End of Year                                              $ 9.19     $ 9.87     $ 9.54     $ 9.54     $ 9.78
                                                           ======     ======     ======     ======     ======
Total Return(5)                                             (1.65)%     9.07%      6.21%      4.96%     14.12%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                 $  350     $  591     $  630     $  769     $  577
  Ratio of Expenses to Average Net Assets                    0.90%      0.90%      0.90%      0.85%      0.68%
  Ratio of Investment Income - Net to Average Net Assets     5.54%      5.33%      6.03%      6.40%      6.79%
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and Distribution Fees
     Waived                                                  0.50%      0.50%      0.50%      0.50%      0.50%
    Other Expenses Waived or Absorbed                        1.13%      0.52%      0.54%      0.54%      0.46%
  Portfolio Turnover Rate                                      15%        64%        92%       110%       264%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                      SG COWEN INTERMEDIATE FIXED
                                                                         INCOME FUND - CLASS I
                                                          ----------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                          ----------------------------------------------------
                                                            1999       1998       1997       1996       1995
                                                          --------   --------   --------   --------   --------
NET ASSET VALUE
  Beginning of Year                                        $ 9.77     $ 9.44     $ 9.44     $ 9.68     $ 9.10
                                                           ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                    0.57       0.55       0.61       0.65       0.69
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              (0.67)      0.33          -      (0.15)      0.58
                                                           ------     ------     ------     ------     ------
  Net from Investment Operations                            (0.10)      0.88       0.61       0.50       1.27
                                                           ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      (0.57)     (0.55)     (0.61)     (0.65)     (0.69)
  Distributions from Net Realized Gains on Investments          -          -          -      (0.09)         -
                                                           ------     ------     ------     ------     ------
  Total Distributions                                       (0.57)     (0.55)     (0.61)     (0.74)     (0.69)
                                                           ------     ------     ------     ------     ------
NET ASSET VALUE
  End of Year                                              $ 9.10     $ 9.77     $ 9.44     $ 9.44     $ 9.68
                                                           ======     ======     ======     ======     ======
Total Return(5)                                             (1.11)%     9.65%      6.74%      5.46%     14.41%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                 $  191     $  437     $  701     $1,745     $1,872
  Ratio of Expenses to Average Net Assets                    0.40%      0.40%      0.40%      0.35%      0.20%
  Ratio of Investment Income - Net to Average Net Assets     5.96%      5.87%      6.63%      6.87%      7.23%
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived                         0.50%      0.50%      0.50%      0.50%      0.50%
    Other Expenses Waived or Absorbed                        1.18%      0.51%      0.50%      0.42%      0.97%
  Portfolio Turnover Rate                                      15%        64%        92%       110%       264%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                           SG COWEN
                                                     LARGE CAP VALUE FUND
                          --------------------------------------------------------------------------
                                          CLASS A                                CLASS B
                          ----------------------------------------   -------------------------------
                                                  PERIOD FROM
                                                     1/2/98                                PERIOD
                                YEAR             (COMMENCEMENT             YEAR             FROM
                                ENDED            OF OPERATIONS)            ENDED         4/17/98(4)
                            NOVEMBER 30,            THROUGH            NOVEMBER 30,        THROUGH
                                1999                11/30/98               1999           11/30/98
                          -----------------   --------------------   -----------------   -----------
NET ASSET VALUE
  Beginning of Period          $ 9.53               $ 10.00               $ 9.53           $11.11(1)
                               ------               -------               ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
  Investment Income - Net        0.10                  0.08                 0.01             0.01
  Net Realized and
   Unrealized Gains
   (Losses) on
   Investments                   0.67                 (0.49)                0.70            (1.58)
                               ------               -------               ------           ------
  Net from Investment
   Operations                    0.77                 (0.41)                0.71            (1.57)
                               ------               -------               ------           ------
LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income            (0.10)                (0.06)               (0.03)           (0.01)
  Distributions from Net
   Realized Gains on
   Investments                      -                     -                    -                -
                               ------               -------               ------           ------
  Total Distributions           (0.10)                (0.06)               (0.03)           (0.01)
                               ------               -------               ------           ------
NET ASSET VALUE
  End of Period                $10.20               $  9.53               $10.21           $ 9.53
                               ======               =======               ======           ======
Total Return(5)                  8.14%(2)             (4.08)%(3)            7.41%          (14.15)%(3)
RATIOS / SUPPLEMENTARY
 DATA
  Net Assets (000
   omitted)                    $8,343               $12,044               $  195           $  164
  Ratio of Expenses to
   Average Net Assets            1.22%                 1.11%(3)             1.97%            1.23%(3)
  Ratio of Investment
   Income - Net to
   Average Net Assets            0.96%                 0.85%(3)             0.18%            0.10%(3)
  Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/
   Waivers                       1.19%                 0.66%(3)             1.34%            0.53%(3)
  Portfolio Turnover Rate          52%                   67%(3)               52%              67%(3)

                                      SG COWEN
                                LARGE CAP VALUE FUND
                           -------------------------------
                                       CLASS I
                           -------------------------------

                                                 PERIOD
                                 YEAR             FROM
                                 ENDED          2/2/98(4)
                             NOVEMBER 30,        THROUGH
                                 1999           11/30/98
                           -----------------   -----------
NET ASSET VALUE
  Beginning of Period           $ 9.54           $ 9.77(1)
                                ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
  Investment Income - Net         0.12             0.10
  Net Realized and
   Unrealized Gains
   (Losses) on
   Investments                    0.67            (0.25)
                                ------           ------
  Net from Investment
   Operations                     0.79            (0.15)
                                ------           ------
LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income             (0.13)           (0.08)
  Distributions from Net
   Realized Gains on
   Investments                       -                -
                                ------           ------
  Total Distributions            (0.13)           (0.08)
                                ------           ------
NET ASSET VALUE
  End of Period                 $10.20           $ 9.54
                                ======           ======
Total Return(5)                   8.27%           (1.56)%(3)
RATIOS / SUPPLEMENTARY
 DATA
  Net Assets (000
   omitted)                     $1,264           $1,153
  Ratio of Expenses to
   Average Net Assets             0.97%            0.80%(3)
  Ratio of Investment
   Income - Net to
   Average Net Assets             1.17%            1.01%(3)
  Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/
   Waivers                        1.18%            0.55%(3)
  Portfolio Turnover Rate           52%              67%(3)

-----------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2)  Based upon average shares outstanding
(3)  Not Annualized
(4)  Commencement of Distribution
(5)  Exclusive of Sales Charges

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
SG COWEN INCOME + GROWTH FUND, INC. AND
SG COWEN FUNDS, INC. AND SG COWEN SERIES FUNDS, INC.

  We have audited the accompanying statements of assets and liabilities including the statements of investments, of SG Cowen Income + Growth Fund, Inc., SG Cowen Opportunity Fund, SG Cowen Government Securities Fund, SG Cowen Intermediate Fixed Income Fund and SG Cowen Large Cap Value Fund (the Funds) as of November 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended November 30, 1998 and financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report thereon dated January 8, 1999, expressed an unqualified opinion on those financial statements and financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                                        [LOGO]

New York, New York
January 14, 2000

                            SG COWEN FAMILY OF FUNDS

                               560 Lexington Ave.
                               New York, NY 10022

                                   DIRECTORS

                     JOSEPH M. COHEN, Chairman
JAMES H. CAREY         DR. MARTIN J. GRUBER         BURTON J. WEISS

                                    OFFICERS

              JOSEPH M. COHEN, CHAIRMAN OF THE BOARD OF DIRECTORS

            HOAN NGUYEN-QUANG, PRESIDENT AND CHIEF EXECUTIVE OFFICER

            PHILIP J. BAFUNDO, TREASURER AND CHIEF FINANCIAL OFFICER

                   WILLIAM CHURCH, SENIOR INVESTMENT OFFICER

                  CREIGHTON H. PEET, SENIOR INVESTMENT OFFICER

                 WILLIAM RECHTER, SENIOR INVESTMENT OFFICER(1)

                      ALAN KOEPPLIN, INVESTMENT OFFICER(2)

                      DIANE JAFFEE, INVESTMENT OFFICER(4)

                      PAUL D. HOUK, INVESTMENT OFFICER(3)

                GORDON G. IFILL, ASSISTANT INVESTMENT OFFICER(2)

                           RODD M. BAXTER, SECRETARY

                         IRWOOD SCHLACKMAN, CONTROLLER

      INVESTMENT ADVISER                                 CUSTODIAN
SG Cowen Securities Corporation                Investors Fiduciary Trust Co.
      560 Lexington Ave.                              P.O. Box 419111
      New York, NY 10022                           Kansas City, MO 64141

          DISTRIBUTOR                                 TRANSFER AGENT
    Funds Distributor, Inc.                              DST, Inc.
  60 State Street, Suite 1300                      210 West 10th Street
       Boston, MA 02109                            Kansas City, MO 64105

         LEGAL COUNSEL                             INDEPENDENT AUDITORS
   Willkie Farr & Gallagher                              KPMG LLP
      787 Seventh Avenue                             757 Third Avenue
      New York, NY 10019                            New York, NY 10017

------------

(1)  SG Cowen Income + Growth and SG Cowen Opportunity

(2)  SG Cowen Intermediate Fixed Income and SG Cowen Government Securities

(3)  SG Cowen Income + Growth

(4)  SG Cowen Large Cap Value                                      COW ANN 11/99